UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-08411

(Investment Company Act file number)

The James Advantage Funds

(Exact name of registrant as specified in charter)

1349 Fairground Road

Xenia, Ohio 45385

(Address of principal executive offices)   (Zip code)

Barry R. James

P.O. Box 8

Alpha, Ohio 45301

(Name and address of agent for service)

Registrant's telephone number, including area code: (937) 426-7640

Date of fiscal year end: June 30

Date of reporting period: July 1, 2018 – June 30, 2019

Item 1. Reports to Stockholders.

TABLE OF CONTENTS

Shareholder Letter	1
Growth of $10,000 or $50,000 Charts	5
Representation of Schedules of Investments	8
Disclosure of Fund Expenses	9
Schedule of Investments
James Balanced: Golden Rainbow Fund	10
James Small Cap Fund	18
James Micro Cap Fund	20
James Aggressive Allocation Fund	22
Statements of Assets and Liabilities	26
Statements of Operations	27
Statements of Changes in Net Assets	28
Financial Highlights
James Balanced: Golden Rainbow Fund - Retail Class	33
James Balanced: Golden Rainbow Fund - Institutional Class	34
James Small Cap Fund	35
James Micro Cap Fund	36
James Aggressive Allocation Fund	37
Notes to Financial Statements	38
Report of Independent Registered Public Accounting Firm	46
Additional Information	47
Shareholder Voting Results	48
Disclosure Regarding Approval of Fund Advisory Agreements	49
Trustees & Officers	56
Privacy Policy	58

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website at www.jamesfunds.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

Beginning on January 1, 2019, you may, notwithstanding the availability of shareholder reports online, elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1-800-995-2637 to let the Funds know you wish to continue receiving paper copies of your shareholder reports.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at www.jamesfunds.com.

James Advantage Funds	Shareholder Letter

June 30, 2019 (Unaudited)

LETTER TO THE SHAREHOLDERS

OF THE JAMES ADVANTAGE FUNDS

Your Future. Our Purpose. This simple yet direct phrase succinctly summarizes our investment philosophy. You, the shareholder, are the reason we do our own research, come in on the weekends and pour over thousands of pages of stock and bond research. It’s one of many things that keeps us doing what is in the client’s best interest.

While the stock market advanced last year, the advance was somewhat concentrated. Large Cap stocks not only led the way, but significantly outperformed the small cap area. The largest cap stocks did the best, with the S&P 500® Index earning 10.42% for the fiscal year ended June 30, 2019, while the smaller stocks in the Russell 2000® Index were down by 3.31%. It was a year filled with volatility. These wild price swings were fully on display as stocks took a nose dive during the month of December 2018. This sell off had investors running for the doors only to see them pile back in during the early phases of 2019.

Our flagship fund, the James Balanced: Golden Rainbow Fund, seeks to provide total return through a combination of growth and income and preservation of capital in declining markets. This worked very well in calendar year 2008, when the fund was down 5.53% while the S&P 500® Index was down 37.00%. While we seek to continually improve results, we nonetheless remain committed to our time tested risk management philosophy.

Over the last year the markets were adapting to rate hikes by the Federal Reserve Bank (“the Fed”). The Fed raised rates throughout 2018 but has paused during the first half of 2019 and is discussing the possibility of cutting that very same rate! These wild swings in monetary policy have oddly led to recent price increases in both stocks and bonds.

Here is some information about the past fiscal year.

Shareholder Vote

At a Special Meeting of the Shareholders of each fund held on June 27, 2019 (the “Shareholder Meeting”), the shareholders as of the close of business on May 1, 2019 (the “Record Date”) of each of the James Small Cap Fund, James Micro Cap Fund and James Aggressive Allocation Fund approved new investment advisory agreements among the Trust, on behalf of each respective fund, and James Investment Research, Inc. (“JIR” or the “Adviser”). The Shareholder Meeting was adjourned with respect to the James Balanced: Golden Rainbow Fund. The Shareholder Meeting was reconvened on July 18, 2019, at which point the shareholders as of the Record Date of the James Balanced: Golden Rainbow Fund voted to approve a new investment advisory agreement between the Trust, on behalf of the James Balanced: Golden Rainbow Fund and the Adviser.

	Outstanding Shares as of 5/1/19	Vote For	Against	Abstain	Vote For %
James Balanced: Golden Rainbow Fund	56,370,774	25,901,202	283,109	2,284,195	90.98%
James Aggressive Allocation Fund	1,255,296	1,145,900	—	17,117	98.53%
James Micro Cap Fund	1,632,178	1,430,641	—	—	100.00%
James Small Cap Fund	1,731,330	881,199	3,291	5,950	98.96%

The Market Over the Past Year

The stock market started the fiscal year strong. However, in December fears of an economic slowdown and lower earnings began to creep in. There were few places to hide within the stock market leading into the holidays. Then, like a Christmas present, stocks changed course and have rallied since December 26, 2018. The Russell 1000® Index, a commonly used barometer of the stock market, rose 10.02% over the twelve months ended June 30, 2019. During that same period, the Russell 2000® Index declined by 3.31% and the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index rose 6.93%.

Performance data quoted represents past performance. Past performance does not guarantee future results.

Annual Report | June 30, 2019	1

Shareholder Letter	James Advantage Funds

June 30, 2019 (Unaudited)

Investment Goals and Objectives

Our research team uses our proprietary approach to try to identify securities we believe are undervalued. In our experience, these stocks typically hold up better in difficult markets and have the potential to trade higher as the market rallies. We do not drift from our style simply because the markets are embracing a current, but temporary, fad. We believe value investing will outperform over the long run, a belief supported by much academic research. Investors should realize value investing does not always outperform growth and there are no assurances that value’s past outperformance will be repeated. The James Aggressive Allocation Fund and James Balanced: Golden Rainbow Fund invest not only in equities, but also in high quality fixed income securities.

The investment objectives of each fund are stated in its Prospectus, and each fund has a primary benchmark that may help investors understand broad trends and portfolio performance. Of course, benchmarks do not take into account future black swan types of risks, potential unusual trends, or particularized investment goals.

Investment Philosophy

The Adviser does its own research using quantitative databases and statistical expertise and other elements to help measure risk levels and the potential impact on future stock and bond price movements. The Adviser employs a proprietary investment approach to select equity securities it believes are undervalued and more likely to appreciate. The Adviser focuses on company characteristics such as being overlooked by Wall Street, management commitment and value. The Adviser also assesses a number of fundamental factors such as earnings, earnings trends, price earnings multiples, return on assets, other financial statement data as well as its own proprietary calculations. The Adviser evaluates over 8,000 companies of all capitalization ranges. For the James Micro Cap Fund and the James Small Cap Fund the Adviser refines its approach by using a capitalization screen and evaluates thousands of companies within the appropriate capitalization range. For all funds, the Adviser normally will sell a security when the investment no longer meets the Adviser’s investment criteria. The Adviser’s Investment Committee has a great deal of investment experience, exceeding over 200 years in total with James. We believe our combination of quantitative modeling and hands-on management makes us unique and supports the James Advantage Funds.

Fund Performance

Two major issues have been driving the markets in the last fiscal year.

●	The stock and bond markets have had to adapt to an indecisive Federal Reserve. Much of the stock advance in the last 10 years has come because of the support of the Fed. Speculation is they may step in again to come to the rescue of investors.

●	Our economy continues to move ahead and this can be attractive to investors. Of course, trade arguments and conflicts can eventually damage the global economic landscape. Tariffs with China continue to be headline news, if not the top trending topics on Twitter.

The James Balanced: Golden Rainbow Fund Retail Class shares fell 1.24% over the twelve months ended June 30, 2019. Its blended benchmark, a composite index comprised of the Russell 1000® Index, the Russell 2000® Index, and the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index, rose by 5.68%. The fund trailed this benchmark as our value oriented style of investing lagged growth stocks over the year. As mentioned previously, a narrow band of growth stocks added to the return of some of the indexes.

The largest contributors to the James Balanced: Golden Rainbow Fund’s performance were The 10 Year U.S. Treasury and our equity position in Walmart, Inc. High quality U.S. Treasury notes and bonds rallied in the second half of the fiscal year as fears of an economic slowdown began to surface. Some of these intermediate notes even rallied so much their yields fell below that of Treasury Bills (“T-bills”) causing what is known as an Inverted Yield Curve. The retailer Walmart had great performance, increasing in stock price by 30% which added 0.38% of return to the fund.

The largest detractors to the fund’s performance were Mammoth Energy Services, Chesapeake Energy and Laredo Petroleum Holdings. These three all have one thing in common, they are all Energy companies that are heavily dependent on the price of oil. Each company suffered as oil prices fell and these smaller companies fell 80%, 68% and 70%, respectively.

The James Small Cap Fund fell 15.63% over the fiscal year versus a decline of 3.31% for the Russell 2000® Index, its benchmark. The fund was helped by good returns in the Retail sector but hurt by losses in the Energy sector.

Performance data quoted represents past performance. Past performance does not guarantee future results.

2	www.jamesfunds.com

James Advantage Funds	Shareholder Letter

June 30, 2019 (Unaudited)

The top contributors to the James Small Cap Fund’s performance were Deckers Outdoor Corp. and Sodastream International. Deckers Outdoor Corp. designs and markets footwear for men, women and children. Some of their more well-known name brands include UGG Boots, Teva Sandals and Hoka running shoes. Deckers provided a nice return of 56.4% for the fiscal year. These strong returns can be attributed to eight straight quarters of beating management targets and improved margins. Sodastream International was an interesting story in that the entire company was purchased by Pepsi. This corporate takeover allowed the stock to advance 68% for the year and contributed over 1.3% in positive returns to the fund.

Detractors to the performance of the James Small Cap Fund were Tailored Brands, Gulfport Energy and Laredo Energy. Tailored Brands, which is the parent company for JoS. A. Bank and Men’s Warehouse, fell 78% and generated a loss of 1.95% for the fund. The company continues to suffer after the exit of their former CEO who is famous for saying “You’re going to like the way you look”. Gulfport and Laredo are small cap energy companies that declined due to their correlation to energy prices. As goes the price of oil, so do these small cap energy stocks. These two generated losses of 1.0% and 0.97%, respectively.

The James Micro Cap Fund declined 5.25% while its benchmark, the Russell Microcap® Index, fell even more, 10.39% over the fiscal year. This fund focuses on companies with market capitalizations at the time of purchase no larger than the stocks in the Russell Microcap® Index, including exchange traded funds that invest primarily in such securities.

Due to the nature of micro cap stocks, many of the companies within the fund are not household names. Companies like OFG Bancorp, Global Brass and Copper, Lantheus Holdings and Iridium Communications all had a strong positive impact on the fund.

The largest detractor to the James Micro Cap Fund’s performance was Flexsteel Industries, Inc. Flexsteel Industries Inc. manufactures and sells furniture. Most of their products are sold to furniture dealers and or department stores who in turn sell to the end customer. Retail sales remained positive for the U.S. economy, however big ticket items trailed those of its smaller price tag brethren. Over the fiscal year, the stock declined 58%.

Finally, the James Aggressive Allocation Fund declined 3.40% while its blended benchmark, 65% Russell 3000® Index and 35% Bloomberg Barclays U.S. Aggregate Government/Credit Bond Index, rose 9.30%. The fund seeks to provide total return through a combination of growth and income. Preservation of capital in declining markets is a secondary objective. It is expected the fund will usually run higher equity levels than the James Balanced: Golden Rainbow Fund and in this fiscal year it outperformed the James Balanced: Golden Rainbow Fund as a result. The fund’s position in the retail sector added to performance while holdings in the technology sector underperformed. Technology companies which depend on production in China were hit especially hard.

Much like the James Balanced: Golden Rainbow Fund, the fund’s holdings in Deckers Outdoor and U.S. Treasury issues were the top performers.

The primary detractors to the performance of the James Aggressive Allocation Fund were Weight Watchers, HollyFrontier and Micron Technology. Weight Watchers was a market darling during the previous fiscal year. The strong run up was reversed when it reported disappointing earnings. Weight Watchers was down over 50% and generated a loss of 0.7% for the fund. HollyFrontier is yet again another Energy company. The entire sector seemed to have a tough time as oil prices fell. Micron Technology is one of the more attractively priced Technology stocks for value investors. However, all of the tariff talks with China put a damper on the stock price. Micron fell, rallied and fell again all due to the tariff talks.

Please see the following charts for longer term comparisons for all our funds.

Expectations for the Future

While no one knows the future, we try to study history and recent trends to get a feel for the risks in the different markets.

Last year we said, “The Federal Reserve is raising rates and Washington remains disjointed. The economy appears to be advancing and inflation has not accelerated much. Interest rates remain fairly low and corporate earnings have gotten a solid boost from growth and tax cuts. A possible trade war could sap much of the economy’s strength and history shows no one wins.”

One year later and we still have many of the same issues upon us. Trade wars have investors worried the economy could be slowing. This in turn has changed the Fed’s outlook from a stance of raising rates to where they are now considering lowering them.

Performance data quoted represents past performance. Past performance does not guarantee future results.

Annual Report | June 30, 2019	3

Shareholder Letter	James Advantage Funds

June 30, 2019 (Unaudited)

The stock market faces a number of hurdles. Valuations remain elevated and it seems a narrow group of large technology stocks have been providing much of the returns in this market. To us, sentiment has shifted from over confidence to slightly scared. We have also observed some other unusual trends – where low quality stocks have been vastly outperforming higher quality stocks. This has never been sustainable in the past and a return to normal is growing more likely. We believe small stocks and bargain stocks, defined as those which enjoy good relative value, profitability and price strength, will eventually reap the benefits of the fact they have underperformed for a period of time.

Bonds, which were largely shunned last year have made an about face. In fact, funds are flowing into the fixed income space. These inflows have caused the yield on intermediate length bonds to fall below the yields of shorter bonds. This condition is often seen as a precursor to an economic slowdown. Due to these threats, the Fed may take a more dovish stance, taking us back to where we were from a monetary policy perspective a few years ago.

As we start the new fiscal year, our risk indicators suggest taking a somewhat neutral approach to equity levels. We still think the market is in a broad topping region, but these tops can take considerable time. We do think we will see better days for our style in the future.

Barry R. James, CFA, CIC

President

The views of the author and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only, and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Funds or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither James Investment Research, Inc. nor the Funds accept any liability for losses either direct or consequential caused by the use of this information. Diversification cannot guarantee gain or prevent loss.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of a Fund before investing. The Funds’ prospectuses contain this and other information. You may obtain a current copy of a Fund’s prospectus by calling 1-800-995-2637. Investors may obtain performance information current to the last month-end at www.jamesfunds.com.

Past performance is no guarantee of future results. The investment return and principal value of an investment in any Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Holdings shown represent an average weight in the Fund for the time period June 30, 2018 to June 30, 2019.

Barry R. James is a registered representative of ALPS Distributors, Inc.

CFA® is a trademark owned by the CFA Institute.

Price/Earnings ratio is a valuation of a company’s current share price compared to its per-share earnings.

Price earnings multiple is a measure of how expensive a stock is.

“Black swan” risks relate to an event or occurrence that deviates beyond what is normally expected of a situation and is extremely difficult to predict.

An inverted yield curve is the interest rate environment in which long-term debt instruments have a lower yield than short-term debt instruments.

Return on assets is an indicator of how profitable a company is relative to its total assets.

Indices are not actively managed and do not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.

Diversification does not eliminate the risk of experiencing investment loss.

4	www.jamesfunds.com

James Advantage Funds	Growth of $10,000 or $50,000 Charts

June 30, 2019 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in the James Balanced: Golden Rainbow Fund – Retail Class

James Balanced: Golden Rainbow Fund – Retail Class Average Annual Total Returns

	1 Year	5 Years	10 Years	Since Inception(1)
James Balanced: Golden Rainbow – Retail Class	-1.24%	1.34%	6.02%	7.20%
Blended Index(2)	5.68%	5.85%	8.91%	7.98%
S&P 500® Index(2)	10.42%	10.71%	14.70%	9.83%
Russell 1000® Index	10.02%	10.45%	14.77%	10.01%
Russell 2000® Index	-3.31%	7.06%	13.45%	9.80%
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index	6.93%	2.39%	3.24%	5.24%

(1)	Inception was July 1, 1991.
(2)	Effective as of November 1, 2018, the Fund changed its benchmark from the S&P 500® Index to the Blended Index (25% Russell 1000® Index; 25% Russell 2000® Index; 50% Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index). The Fund changed its benchmark because James Investment Research, Inc. believes the new benchmark represents a better comparison against which to measure the Fund’s performance.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2018, was 1.00%.

Comparison of the Change in Value of a $50,000 Investment in the James Balanced: Golden Rainbow Fund – Institutional Class

James Balanced: Golden Rainbow Fund – Institutional Class Average Annual Total Returns

	1 Year	5 Years	10 Years	Since Inception(1)
James Balanced: Golden Rainbow – Institutional Class	-0.99%	1.60%	6.29%	7.41%
Blended Index(2)	5.68%	5.85%	8.91%	10.40%
S&P 500® Index(2)	10.42%	10.71%	14.70%	17.33%
Russell 1000® Index	10.02%	10.45%	14.77%	17.47%
Russell 2000® Index	-3.31%	7.06%	13.45%	16.66%
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index	6.93%	2.39%	3.24%	3.35%

(1)	Inception was March 2, 2009.
(2)	Effective as of November 1, 2018, the Fund changed its benchmark from the S&P 500® Index to the Blended Index (25% Russell 1000® Index; 25% Russell 2000® Index; 50% Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index). The Fund changed its benchmark because James Investment Research, Inc. believes the new benchmark represents a better comparison against which to measure the Fund’s performance.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2018, was 0.75%.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Please call 1-800-995-2637 for most recent month-end performance information.

The S&P 500® Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation.

The Russell 1000® Index is an index of approximately 1,000 of the largest companies in the U.S. equity market. The Russell 1000® Index is a subset of the Russell 3000® Index. It represents the top companies by market capitalization.

The Russell 2000® Index is a widely recognized, unmanaged index comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks of the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index, an unmanaged index of the 3,000 largest U.S. domiciled publicly-traded common stocks by market capitalization.

The Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index measures the performance of U.S. Dollar denominated U.S. Treasuries, government-related and investment grade U.S. corporate securities that have a remaining maturity of greater than one year and less than ten years.

The S&P 500® Index, Russell 1000® Index, Russell 2000® Index, Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index and Blended Index are widely recognized unmanaged indices of security prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index returns do not reflect the deduction of expenses, which have been deducted from a Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in any Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Annual Report | June 30, 2019	5

Growth of $10,000 or $50,000 Charts	James Advantage Funds

June 30, 2019 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in the James Small Cap Fund

James Small Cap Fund

Average Annual Total Returns

	1 Year	5 Years	10 Years	Since Inception(1)
James Small Cap Fund	-15.63%	-0.28%	9.52%	6.79%
Russell 2000® Index	-3.31%	7.06%	13.45%	8.93%

(1)	Fund inception was October 2, 1998.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2018, was 1.50%.

Comparison of the Change in Value of a $10,000 Investment in the James Micro Cap Fund

James Micro Cap Fund

Average Annual Total Returns

	1 Year	5 Years	Since Inception(1)
James Micro Cap Fund	-5.25%	5.49%	9.77%
Russell Microcap® Index	-10.39%	5.52%	11.81%

(1)	Fund inception was July 1, 2010.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2018, was 1.51%.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Please call 1-800-995-2637 for most recent month-end performance information.

Small and Micro Cap investing involve greater risk not associated with investing in more established companies, such as greater price volatility, business risk, less liquidity and increased competitive threat.

The Russell Microcap® Index measures the performance of the microcap segment of the U.S. equity market. It makes up less than 3% of the U.S. equity market. It includes 1,000 of the smallest securities in the small cap Russell 2000® Index, plus the next smallest eligible securities by market cap.

The Russell 2000® Index is a widely recognized, unmanaged index comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks of the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index, an unmanaged index of the 3,000 largest U.S. domiciled publicly-traded common stocks by market capitalization.

The Russell 2000® Index and Russell Microcap® Index are widely recognized unmanaged indices of security prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index returns do not reflect the deduction of expenses, which have been deducted from a Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in any Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

6	www.jamesfunds.com

James Advantage Funds	Growth of $10,000 or $50,000 Charts

June 30, 2019 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in the James Aggressive Allocation Fund

James Aggressive Allocation Fund

Average Annual Total Returns

	1 Year	Since Inception(1)
James Aggressive Allocation Fund	-3.40%	1.22%
Blended Index(2)	9.30%	8.41%
Russell 3000® Index(2)	8.98%	10.75%
Bloomberg Barclays U.S. Aggregate Government/Credit Bond Index	8.52%	3.57%

(1)	Fund inception was July 1, 2015.
(2)	Effective as of November 1, 2018, the Fund changed its benchmark from the Russell 3000® Index to the Blended Index (35% Bloomberg Barclays U.S. Aggregate Government/Credit Bond Index, 65% Russell 3000® Index). The Fund changed its benchmark because James Investment Research, Inc. believes the new benchmark represents a better comparison against which to measure the Fund’s performance.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2018, was 1.01%.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Please call 1-800-995-2637 for most recent month-end performance information.

The Russell 3000® Index is a stock market index of U.S. stocks. The Index measures the performance of 3,000 publicly held U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The Bloomberg Barclays U.S. Aggregate Government/Credit Bond Index is an unmanaged index generally representative of U.S. Dollar denominated U.S. Treasuries, government related and investment grade U.S. corporate securities, that have a remaining maturity greater than one year.

The Russell 3000® Index, Bloomberg Barclays U.S. Aggregate Government/Credit Bond Index and the Blended Index are widely recognized unmanaged indices of security prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index returns do not reflect the deduction of expenses, which have been deducted from a Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in any Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Annual Report | June 30, 2019	7

Representation of Schedules of Investments	James Advantage Funds

June 30, 2019 (Unaudited)

The illustrations below provide the industry sectors for the James Balanced: Golden Rainbow Fund, James Small Cap Fund, James Micro Cap Fund and James Aggressive Allocation Fund.

James Balanced: Golden Rainbow Fund - Industry Sector Allocation
(% of Net Assets)*

James Micro Cap Fund - Industry Sector Allocation
(% of Net Assets)*

James Small Cap Fund - Industry Sector Allocation
(% of Net Assets)*

James Aggressive Allocation Fund - Industry Sector Allocation
(% of Net Assets)*

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

8	www.jamesfunds.com

James Advantage Funds	Disclosure of Fund Expenses

June 30, 2019 (Unaudited)

Example. As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including reinvested dividends or other distributions, and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2019 through June 30, 2019.

Actual Expenses. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expense Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

	Net Expense Ratio Annualized June 30, 2019(a)	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expense Paid During Period(b)
James Balanced: Golden Rainbow Fund
Retail Class Actual	1.08%	$1,000.00	$1,074.70	$5.56
Retail Class Hypothetical (5% return before expenses)	1.08%	$1,000.00	$1,019.44	$5.41
Institutional Class Actual	0.83%	$1,000.00	$1,076.60	$4.27
Institutional Class Hypothetical (5% return before expenses)	0.83%	$1,000.00	$1,020.68	$4.16
James Small Cap Fund
Actual	1.50%	$1,000.00	$1,112.60	$7.86
Hypothetical (5% return before expenses)	1.50%	$1,000.00	$1,017.36	$7.50
James Micro Cap Fund
Actual	1.50%	$1,000.00	$1,178.40	$8.10
Hypothetical (5% return before expenses)	1.50%	$1,000.00	$1,017.36	$7.50
James Aggressive Allocation Fund
Actual	0.97%	$1,000.00	$1,089.70	$5.03
Hypothetical (5% return before expenses)	0.97%	$1,000.00	$1,019.98	$4.86

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (181), divided by 365.

Annual Report | June 30, 2019	9

Schedule of Investments	James Balanced: Golden Rainbow Fund

June 30, 2019

Shares or Principal Amount		Value
COMMON STOCKS-40.65%
	Basic Materials-1.69%
2,435	Arch Coal, Inc., Class A	$229,401
36,770	Avery Dennison Corp.	4,253,554
4,870	Carpenter Technology Corp.	233,663
51,145	Celanese Corp.	5,513,431
122,865	Cleveland-Cliffs, Inc.	1,310,970
4,360	Domtar Corp.	194,151
177,795	Freeport-McMoRan, Inc.	2,064,200
5,570	Gibraltar Industries, Inc.*	224,805
65,000	Goodyear Tire & Rubber Co.	994,500
37,160	International Paper Co.	1,609,771
6,095	Kennametal, Inc.	225,454
9,800	KKR & Co. LP, Class A	247,646
7,845	Mosaic Co.	196,360
8,755	National General Holdings Corp.	200,840
3,765	Nucor Corp.	207,452
6,310	Steel Dynamics, Inc.	190,562
7,335	Universal Forest Products, Inc.	279,170
		18,175,930

	Communications-0.02%
9,840	Interpublic Group of Cos., Inc.	222,286
		222,286

	Consumer, Cyclical-7.47%
3,470	AMC Networks, Inc., Class A*	189,080
12,295	Asbury Automotive Group, Inc.*	1,036,960
151,320	Best Buy Co., Inc.	10,551,544
68,100	Bloomin' Brands, Inc.	1,287,771
11,930	BMC Stock Holdings, Inc.*	252,916
5,015	Brinker International, Inc.	197,340
67,710	Delta Air Lines, Inc.	3,842,542
8,130	Designer Brands, Inc., Class A	155,852
5,765	Dick's Sporting Goods, Inc.	199,642
3,100	Dillard's, Inc., Class A	193,068
1,760	Expedia, Inc.	234,133
3,625	Foot Locker, Inc.	151,960
8,435	Gap, Inc.	151,577
69,010	General Motors Co.	2,658,955
5,130	HD Supply Holdings, Inc.*	206,636
29,975	Insight Enterprises, Inc.*	1,744,545
9,335	KB Home	240,190
10,870	Knoll, Inc.	249,793
3,215	Kohl's Corp.	152,873
6,550	La-Z-Boy, Inc.	200,823
4,575	Lennar Corp., Class A	221,704
9,490	Macy's, Inc.	203,655
64,755	McDonald's Corp.	13,447,023
6,475	Navistar International Corp.*	223,064
2,925	Omnicom Group, Inc.	239,704
3,235	PACCAR, Inc.	231,820
4,840	Patrick Industries, Inc.*	238,080
5,195	Penske Automotive Group, Inc.	245,724
7,930	PulteGroup, Inc.	250,747

See Notes to Financial Statements.

10	www.jamesfunds.com

James Balanced: Golden Rainbow Fund	Schedule of Investments

June 30, 2019

Shares or Principal Amount		Value
	Consumer, Cyclical (continued)
1,750	Ralph Lauren Corp.	$198,783
5,270	Rush Enterprises, Inc., Class A	192,460
13,385	Sally Beauty Holdings, Inc.*	178,556
6,760	Skechers U.S.A., Inc., Class A*	212,872
6,195	SPX Corp.*	204,559
30,040	Target Corp.	2,601,764
13,055	Taylor Morrison Home Corp., Class A*	273,633
6,140	Toll Brothers, Inc.	224,847
21,815	United Airlines Holdings, Inc.*	1,909,903
7,600	Viacom, Inc., Class B	227,012
184,285	Walmart, Inc.	20,361,650
101,135	Walt Disney Co.	14,122,491
1,550	Whirlpool Corp.	220,658
6,920	Winnebago Industries, Inc.	267,458
4,900	Wyndham Destinations, Inc.	215,110
		80,611,477

	Consumer, Non-cyclical-7.60%
34,645	Anthem, Inc.	9,777,165
6,380	Avis Budget Group, Inc.*	224,321
4,990	Cal-Maine Foods, Inc.	208,183
4,575	Cardinal Health, Inc.	215,482
5,050	Edgewell Personal Care Co.*	136,097
73,955	Eli Lilly & Co.	8,193,474
12,460	FTI Consulting, Inc.*	1,044,646
18,100	Helen of Troy, Ltd.*	2,363,679
1,620	Jazz Pharmaceuticals PLC*	230,947
78,170	Johnson & Johnson	10,887,518
75,000	Kraft Heinz Co.	2,328,000
122,105	Kroger Co.	2,650,900
10,360	Mallinckrodt PLC*	95,105
95,735	Molson Coors Brewing Co., Class B	5,361,160
25,700	National HealthCare Corp.	2,085,555
390,000	Pfizer, Inc.	16,894,800
51,000	Procter & Gamble Co.	5,592,150
3,355	Robert Half International, Inc.	191,269
5,795	Schweitzer-Mauduit International, Inc.	192,278
8,065	Tenet Healthcare Corp.*	166,623
101,975	Tyson Foods, Inc., Class A	8,233,462
16,780	UnitedHealth Group, Inc.	4,094,488
3,685	Universal Corp.	223,937
5,225	Weis Markets, Inc.	190,242
		81,581,481

	Energy-3.17%
6,855	Apache Corp.	198,589
23,440	Archrock, Inc.	248,464
79,185	Chevron Corp.	9,853,781
3,170	Cimarex Energy Co.	188,076
96,725	ConocoPhillips	5,900,225
6,605	Delek US Holdings, Inc.	267,635
113,710	Exxon Mobil Corp.	8,713,597
4,485	HollyFrontier Corp.	207,566
23,355	Keane Group, Inc.*	156,946

See Notes to Financial Statements.

Annual Report | June 30, 2019	11

Schedule of Investments	James Balanced: Golden Rainbow Fund

June 30, 2019

Shares or Principal Amount		Value
	Energy (continued)
3,790	Marathon Petroleum Corp.	$211,785
7,535	Murphy Oil Corp.	185,738
7,535	PBF Energy, Inc., Class A	235,846
47,845	Phillips 66	4,475,421
11,390	ProPetro Holding Corp.*	235,773
30,780	Valero Energy Corp.	2,635,076
8,170	Warrior Met Coal, Inc.	213,400
		33,927,918

	Financial-6.23%
25,625	Aaron's, Inc.	1,573,631
129,135	Aflac, Inc.	7,077,889
6,175	Air Lease Corp.	255,274
11,355	Aircastle, Ltd.	241,407
60,295	Allstate Corp.	6,131,399
8,430	Ally Financial, Inc.	261,246
7,305	American Equity Investment Life Holding Co.	198,404
43,812	American Financial Group, Inc.	4,489,416
55,605	Capital One Financial Corp.	5,045,598
4,350	CBRE Group, Inc., Class A*	223,155
6,870	Encore Capital Group, Inc.*	232,687
2,455	Evercore, Inc., Class A	217,439
157,445	Fifth Third Bancorp	4,392,715
4,350	First American Financial Corp.	233,595
1,095	Goldman Sachs Group, Inc.	224,037
4,550	Hartford Financial Services Group, Inc.	253,526
1,330	Jones Lang LaSalle, Inc.	187,118
158,070	JPMorgan Chase & Co.	17,672,226
10,490	Kennedy-Wilson Holdings, Inc.	215,779
5,730	Marcus & Millichap, Inc.*	176,770
3,790	McGrath RentCorp	235,548
42,630	Nelnet, Inc., Class A	2,524,549
23,105	PNC Financial Services Group, Inc.	3,171,854
4,085	Stifel Financial Corp.	241,260
6,930	Synchrony Financial	240,263
30,700	Travelers Cos., Inc.	4,590,264
6,780	Triton International, Ltd.	222,113
185,065	Unum Group	6,208,931
13,445	Waddell & Reed Financial, Inc., Class A	224,128
4,115	Walker & Dunlop, Inc.	218,959
		67,181,180

	Industrial-2.15%
4,705	Allison Transmission Holdings, Inc.	218,077
2,720	American Woodmark Corp.*	230,166
5,735	BorgWarner, Inc.	240,755
29,852	Caterpillar, Inc.	4,068,529
4,175	Comfort Systems USA, Inc.	212,883
65,810	Dana, Inc.	1,312,251
1	Delphi Technologies PLC	20
37,300	Eaton Corp. PLC	3,106,344
2,930	Expeditors International of Washington, Inc.	222,270
28,030	FedEx Corp.	4,602,246
5,215	Hub Group, Inc., Class A*	218,926

See Notes to Financial Statements.

12	www.jamesfunds.com

James Balanced: Golden Rainbow Fund	Schedule of Investments

June 30, 2019

Shares or Principal Amount		Value
	Industrial (continued)
1,055	Huntington Ingalls Industries	$237,101
1,470	Lear Corp.	204,727
53,020	Magna International, Inc.	2,635,094
6,230	Matson, Inc.	242,035
10,390	Meritor, Inc.*	251,957
2,790	Oshkosh Corp.	232,937
11,200	Owens-Illinois, Inc.	193,424
1,255	Parker-Hannifin Corp.	213,363
6,195	Quanta Services, Inc.	236,587
2,720	Regal Beloit Corp.	222,251
2,505	Reliance Steel & Aluminum Co.	237,023
8,375	Rexnord Corp.*	253,093
3,565	Saia, Inc.*	230,549
4,870	Sealed Air Corp.	208,339
5,130	Timken Co.	263,374
20,710	United Rentals, Inc.*	2,746,767
6,450	Werner Enterprises, Inc.	200,466
		23,241,554

	Technology-7.98%
21,160	Amgen, Inc.	3,899,365
72,010	Apple, Inc.	14,252,219
68,115	Arrow Electronics, Inc.*	4,854,556
5,165	Avnet, Inc.	233,820
12,490	AVX Corp.	207,334
4,345	Broadcom, Inc.	1,250,752
17,100	Cabot Microelectronics Corp.	1,882,368
191,810	Cisco Systems, Inc.	10,497,761
152,090	Corning, Inc.	5,053,951
30,185	Deluxe Corp.	1,227,322
5,890	Diodes, Inc.*	214,219
14,060	Hewlett Packard Enterprise Co.	210,197
14,505	Innoviva, Inc.*	211,193
189,220	Intel Corp.	9,057,961
2,575	j2 Global, Inc.	228,892
8,090	Jabil, Inc.	255,644
13,610	KEMET Corp.	256,004
15,510	Liberty TripAdvisor Holdings, Inc., Class A*	192,324
10,300	Lockheed Martin Corp.	3,744,462
5,645	Micron Technology, Inc.*	217,841
121,325	Microsoft Corp.	16,252,697
32,890	Motorola Solutions, Inc.	5,483,750
11,965	Northrop Grumman Corp.	3,866,011
9,905	ON Semiconductor Corp.*	200,180
5,765	PC Connection, Inc.	201,660
22,110	Rambus, Inc.*	266,204
7,395	Sanmina Corp.*	223,921
4,710	Seagate Technology PLC	221,935
2,255	Spirit AeroSystems Holdings, Inc., Class A	183,489
9,990	Symantec Corp.	217,382
2,340	SYNNEX Corp.	230,256
10,320	Triumph Group, Inc.	236,328
19,135	TTM Technologies, Inc.*	195,177

See Notes to Financial Statements.

Annual Report | June 30, 2019	13

Schedule of Investments	James Balanced: Golden Rainbow Fund

June 30, 2019

Shares or Principal Amount		Value
	Technology (continued)
11,000	Vishay Intertechnology, Inc.	$181,720
		85,908,895

	Utilities-4.34%
41,003	American Electric Power Co., Inc.	3,608,674
95,163	AT&T, Inc.	3,188,912
187,020	CenterPoint Energy, Inc.	5,354,383
58,710	Entergy Corp.	6,043,020
143,770	Exelon Corp.	6,892,334
35,233	FirstEnergy Corp.	1,508,325
3,645	National Fuel Gas Co.	192,274
102,523	NRG Energy, Inc.	3,600,608
22,616	PNM Resources, Inc.	1,151,381
51,480	Southwestern Energy Co.*	162,677
260,055	Verizon Communications, Inc.	14,856,942
		46,559,530

TOTAL COMMON STOCKS
(Cost $357,610,584)		437,410,251

Shares or Principal Amount		Value
EXCHANGE TRADED FUNDS-0.35%
280,686	iShares® Gold Trust ETF*	3,789,261

TOTAL EXCHANGE TRADED FUNDS
(Cost $3,422,287)		3,789,261

Shares or Principal Amount		Value
CORPORATE BONDS-7.86%
	Consumer, Cyclical-1.72%
$5,000,000	eBay, Inc., 2.600%, 7/15/22	5,009,076
5,000,000	Ford Motor Credit Co. LLC, 2.681%, 1/9/20	4,996,838
5,000,000	Home Depot, Inc., 2.700%, 4/1/23	5,108,600
785,000	McDonald's Corp., 5.700%, 2/1/39	953,394
2,000,000	Walmart, Inc., 5.250%, 9/1/35	2,550,689
		18,618,597
	Consumer, Non-cyclical-0.47%
3,000,000	Hershey Co., 4.125%, 12/1/20	3,075,341
1,950,000	Keurig Dr Pepper, Inc., 2.530%, 11/15/21	1,946,872
		5,022,213
	Energy-0.93%
10,000,000	Equinor ASA, 2.250%, 11/8/19	9,994,629

	Financial-1.62%
8,100,000	Berkshire Hathaway, Inc., 3.750%, 8/15/21	8,379,326
4,000,000	JPMorgan Chase & Co., 2.750%, 6/23/20	4,015,642
5,000,000	Wells Fargo & Co., 2.500%, 3/4/21	5,009,720
		17,404,688
	Industrial-0.47%
1,000,000	Caterpillar, Inc., 8.250%, 12/15/38	1,569,655
1,000,000	General Electric Co., 2.700%, 10/9/22	998,507

See Notes to Financial Statements.

14	www.jamesfunds.com

James Balanced: Golden Rainbow Fund	Schedule of Investments

June 30, 2019

Shares or Principal Amount		Value
	Industrial (continued)
$2,000,000	General Electric Co., 6.875%, 1/10/39	$2,515,145
		5,083,307
	Technology-2.65%
3,419,000	Apple, Inc., 1.550%, 2/7/20	3,404,679
10,000,000	Apple, Inc., 3M US L + 0.20%, 2/7/20(a)	10,010,833
5,000,000	Intel Corp., 3.300%, 10/1/21	5,138,617
5,000,000	Intel Corp., 2.875%, 5/11/24	5,144,017
3,700,000	Microsoft Corp., 5.200%, 6/1/39	4,748,590
		28,446,736
TOTAL CORPORATE BONDS
(Cost $81,221,679)		84,570,170

Shares or Principal Amount		Value
MUNICIPAL BONDS-3.26%
	Hawaii-0.94%
9,000,000	City and County of Honolulu General Obligation Unlimited Bonds, Series B, 5.000%, 11/1/25	10,048,320

	Maryland-0.47%
5,000,000	County of Montgomery General Obligation Unlimited Bonds, Series A, 3.000%, 11/1/29	5,062,400

	Ohio-1.83%
7,450,000	Beavercreek City School District General Obligation Unlimited Bonds, 3.250%, 12/1/36	7,644,296
	Greenville City School District General Obligation Unlimited Bonds (School Improvement):
5,000,000	5.000%, 1/1/46	5,369,750
5,000,000	5.500%, 1/1/51	5,458,600
1,000,000	Ohio State University General Recipients Revenue Bonds, Series C, 4.910%, 6/1/40	1,241,620
		19,714,266
	Texas-0.02%
235,000	Tyler Independent School District General Obligation Unlimited Bonds, Unrefunded 2016, 5.000%, 2/15/34	235,670

TOTAL MUNICIPAL BONDS
(Cost $33,363,115)		35,060,656

Shares or Principal Amount		Value
U.S. GOVERNMENT AGENCIES-10.32%
	Federal Agricultural Mortgage Corp.-1.50%
$10,000,000	3M US L + 0.08%, 1/3/22(a)	9,994,604
6,177,000	3.150%, 11/9/27	6,191,091
		16,185,695
	Federal Farm Credit Banks-2.04%
1,000,000	2.400%, 6/19/23	1,002,566
10,000,000	2.350%, 5/2/24	10,000,048
5,725,000	2.750%, 11/6/26	5,924,705
5,000,000	3.420%, 5/27/31	5,000,177
		21,927,496
	Federal Home Loan Banks-4.15%
5,000,000	1.600%, 10/22/20	4,975,551
10,000,000	2.875%, 6/13/25	10,508,888
10,000,000	2.620%, 4/28/26	9,970,869
14,000,000	2.000%, 6/30/31(b)	13,936,157

See Notes to Financial Statements.

Annual Report | June 30, 2019	15

Schedule of Investments	James Balanced: Golden Rainbow Fund

June 30, 2019

Shares or Principal Amount		Value
	Federal Home Loan Banks (continued)
$5,000,000	4.080%, 5/25/33	$5,304,961
		44,696,426
	Federal Home Loan Mortgage Corp.-0.93%
10,000,000	1.800%, 4/13/20	9,976,103

	Tennessee Valley Authority-1.24%
10,000,000	5.250%, 9/15/39	13,295,765

	United States Department of Housing and Urban Development-0.46%
5,000,000	2.050%, 8/1/19	4,998,890

TOTAL U.S. GOVERNMENT AGENCIES
(Cost $110,203,663)		111,080,375

Shares or Principal Amount		Value
MORTGAGE BACKED SECURITIES-2.87%
	Fannie Mae Pool-2.44%
8,269,610	3.500%, 9/1/33	8,574,369
17,919,386	2.500%, 1/1/57	17,623,876
		26,198,245
	Fannie Mae REMICS-0.43%
4,484,834	3.500%, 5/25/47	4,640,624

TOTAL MORTGAGE BACKED SECURITIES
(Cost $30,209,566)		30,838,869

Shares or Principal Amount		Value
U.S. TREASURY BONDS & NOTES-27.62%
	U.S. Treasury Bonds-10.77%
$10,000,000	2.625%, 11/15/20	10,101,562
20,000,000	2.000%, 8/15/25	20,181,250
55,000,000	2.750%, 2/15/28	58,448,242
5,000,000	2.625%, 2/15/29	5,269,727
20,000,000	3.000%, 8/15/48	21,901,562
		115,902,343
	U.S. Treasury Notes-14.91%
80,000,000	1.000%, 11/30/19	79,628,125
20,000,000	3.500%, 5/15/20	20,255,469
60,000,000	2.375%, 4/15/21	60,597,656
		160,481,250
	United States Treasury Inflation Indexed Bonds-1.94%
20,572,600	0.625%, 4/15/23	20,814,802

TOTAL U.S. TREASURY BONDS & NOTES
(Cost $288,375,539)		297,198,395

See Notes to Financial Statements.

16	www.jamesfunds.com

James Balanced: Golden Rainbow Fund	Schedule of Investments

June 30, 2019

Shares or Principal Amount			Value
FOREIGN BONDS-0.70%
		Singapore Government Bond-0.70%
SGD	10,000,000	2.250%, 6/1/21	$7,479,919

TOTAL FOREIGN BONDS
(Cost $7,498,960)			7,479,919

Shares or Principal Amount			Value
SHORT TERM INVESTMENTS-6.69%
		Mutual Fund-1.61%
	17,300,782	First American Treasury Obligations Fund, Class X, 7-Day Yield 2.251%	17,300,782

		U.S. Treasury Bill-5.08%
	55,000,000	United States Treasury Bill, 2.369%, 10/3/2019(c)	54,700,011

TOTAL SHORT TERM INVESTMENTS
(Cost $71,959,835)			72,000,793

TOTAL INVESTMENT SECURITIES-100.32%
(Cost $983,865,228)			1,079,428,689
OTHER LIABILITIES IN EXCESS OF OTHER ASSETS-(0.32)%			(3,406,100)
NET ASSETS-100.00%			$1,076,022,589

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. Those definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

*	Non-income producing security.
(a)	Floating or variable rate security. The reference rate is described below. The rate in effect as of June 30, 2019 is based on the reference rate plus the displayed spread as of the security’s last reset date.
(b)	Step coupon. Coupon increases periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of June 30, 2019.
(c)	Rate shown represents the bond equivalent yield to maturity at date of purchase.

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Libor Rates:

3M US L - 3 Month LIBOR as of June 30, 2019 was 2.32%

SGD - Singapore Dollar

See Notes to Financial Statements.

Annual Report | June 30, 2019	17

Schedule of Investments	James Small Cap Fund

June 30, 2019

Shares		Value
COMMON STOCKS-96.47%
	Basic Materials-5.99%
14,805	Boise Cascade Co.	$416,169
87,515	Cleveland-Cliffs, Inc.	933,785
12,480	Louisiana-Pacific Corp.	327,226
37,790	Mercer International, Inc.	584,611
10,320	Schnitzer Steel Industries, Inc., Class A	270,074
		2,531,865

	Consumer, Cyclical-20.07%
19,190	AMC Networks, Inc., Class A*	1,045,663
55,360	Bloomin' Brands, Inc.	1,046,858
20,020	Brinker International, Inc.	787,787
6,220	Deckers Outdoor Corp.*	1,094,533
32,300	Gray Television, Inc.*	529,397
17,090	Insight Enterprises, Inc.*	994,638
33,203	MDC Holdings, Inc.	1,088,394
19,180	Patrick Industries, Inc.*	943,464
15,755	SkyWest, Inc.	955,856
		8,486,590

	Consumer, Non-cyclical-11.86%
12,690	FTI Consulting, Inc.*	1,063,930
21,275	Ingles Markets, Inc., Class A	662,291
13,050	National HealthCare Corp.	1,059,007
22,865	Tivity Health, Inc.*	375,901
11,640	TriNet Group, Inc.*	789,192
24,420	Village Super Market, Inc., Class A	647,374
11,290	Weis Markets, Inc.	411,069
		5,008,764

	Energy-0.56%
61,530	Denbury Resources, Inc.*	76,297
32,335	Gulfport Energy Corp.*	158,765
		235,062

	Financial-21.10%
20,080	Aaron's, Inc.	1,233,113
39,550	American Equity Investment Life Holding Co.	1,074,178
77,700	First BanCorp	857,808
179,000	Genworth Financial, Inc., Class A*	664,090
65,230	Ladder Capital Corp., REIT	1,083,470
5,315	LGI Homes, Inc.*	379,650
14,775	Piper Jaffray Cos.	1,097,339
14,380	Stifel Financial Corp.	849,283
26,990	TPG Specialty Lending, Inc.	529,004
55,100	Xenia Hotels & Resorts, Inc., REIT	1,148,835
		8,916,770

	Industrial-8.96%
17,500	American Axle & Manufacturing Holdings, Inc.*	223,300
18,955	Encore Wire Corp.	1,110,384
10,610	Generac Holdings, Inc.*	736,440
47,755	Milacron Holdings Corp.*	659,019

See Notes to Financial Statements.

18	www.jamesfunds.com

James Small Cap Fund	Schedule of Investments

June 30, 2019

Shares		Value
	Industrial (continued)
36,910	Modine Manufacturing Co.*	$528,182
30,480	Owens-Illinois, Inc.	526,390
		3,783,715

	Technology-20.54%
36,270	Acorda Therapeutics, Inc.*	278,191
48,435	Blucora, Inc.*	1,470,971
27,683	Deluxe Corp.	1,125,591
78,260	Innoviva, Inc.*	1,139,466
12,790	Integer Holdings Corp.*	1,073,337
42,090	KEMET Corp.	791,713
28,905	Nova Measuring Instruments, Ltd.*	739,679
19,000	Sykes Enterprises, Inc.*	521,740
9,550	SYNNEX Corp.	939,720
36,510	Vishay Intertechnology, Inc.	603,145
		8,683,553

	Utilities-7.39%
9,300	IDACORP, Inc.	933,999
22,940	PNM Resources, Inc.	1,167,875
18,910	Portland General Electric Co.	1,024,355
		3,126,229

TOTAL COMMON STOCKS
(Cost $37,253,765)		40,772,548

Shares		Value
SHORT TERM INVESTMENTS-3.46%
	Mutual Fund-3.46%
1,463,479	First American Treasury Obligations Fund, Class X, 7-Day Yield 2.251%	1,463,479

TOTAL SHORT TERM INVESTMENTS
(Cost $1,463,479)		1,463,479

TOTAL INVESTMENT SECURITIES-99.93%
(Cost $38,717,244)		42,236,027
OTHER ASSETS IN EXCESS OF LIABILITIES-0.07%		29,796
NET ASSETS-100.00%		$42,265,823

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. Those definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

*	Non-income producing security.

See Notes to Financial Statements.

Annual Report | June 30, 2019	19

Schedule of Investments	James Micro Cap Fund

June 30, 2019

Shares or Principal Amount		Value
COMMON STOCKS-95.31%
	Basic Materials-3.84%
38,950	Mercer International, Inc.	$602,556
15,950	Schnitzer Steel Industries, Inc., Class A	417,412
		1,019,968

	Consumer, Cyclical-16.96%
32,215	Century Communities, Inc.*	856,275
31,015	China Yuchai International, Ltd.	464,915
21,500	Haverty Furniture Cos., Inc.	366,145
7,380	Johnson Outdoors, Inc., Class A	550,327
27,460	M/I Homes, Inc.*	783,708
21,441	Patrick Industries, Inc.*	1,054,683
56,755	Tilly's, Inc., Class A	433,041
		4,509,094

	Consumer, Non-cyclical-11.05%
22,195	Heidrick & Struggles International, Inc.	665,184
11,970	Ingles Markets, Inc., Class A	372,626
9,417	John B Sanfilippo & Son, Inc.	750,441
29,360	Lantheus Holdings, Inc.*	830,888
12,155	Village Super Market, Inc., Class A	322,229
		2,941,368

	Energy-3.18%
170,655	W&T Offshore, Inc.*	846,449
		846,449

	Financial-26.89%
49,640	Ares Commercial Real Estate Corp., REIT	737,650
42,145	Enova International, Inc.*	971,442
63,670	EZCORP, Inc., Class A*	602,955
8,080	Federal Agricultural Mortgage Corp., Class C	587,093
13,445	LGI Homes, Inc.*	960,376
59,435	OFG Bancorp	1,412,770
9,380	Piper Jaffray Cos.	696,653
16,790	SP Plus Corp.*	536,105
23,140	Universal Insurance Holdings, Inc.	645,606
		7,150,650

	Industrial-22.56%
11,300	ArcBest Corp.	317,643
8,215	Argan, Inc.	333,200
24,190	CAI International, Inc.*	600,396
8,840	Encore Wire Corp.	517,847
33,660	Global Brass & Copper Holdings, Inc.	1,471,952
6,680	NACCO Industries, Inc., Class A	346,959
29,340	Stoneridge, Inc.*	925,677
24,120	Tower International, Inc.	470,340
25,140	Vectrus, Inc.*	1,019,678
		6,003,692

	Technology-10.83%
70,045	ACCO Brands Corp.	551,254

See Notes to Financial Statements.

20	www.jamesfunds.com

James Micro Cap Fund	Schedule of Investments

June 30, 2019

Shares or Principal Amount		Value
	Technology (continued)
27,050	Blucora, Inc.*	$821,508
20,115	Nova Measuring Instruments, Ltd.*	514,743
28,403	PC Connection, Inc.	993,537
		2,881,042

TOTAL COMMON STOCKS
(Cost $20,753,747)		25,352,263

Shares or Principal Amount		Value
U.S. TREASURY BONDS & NOTES-3.74%
	U.S. Treasury Notes-3.74%
$1,000,000	1.000%, 11/30/19	995,352

TOTAL U.S. TREASURY BONDS & NOTES
(Cost $994,380)		995,352

Shares or Principal Amount		Value
SHORT TERM INVESTMENTS-1.94%
	Mutual Fund-1.94%
516,266	First American Treasury Obligations Fund, Class X, 7-Day Yield 2.251%	516,266

TOTAL SHORT TERM INVESTMENTS
(Cost $516,266)		516,266

TOTAL INVESTMENT SECURITIES-100.99%
(Cost $22,264,393)		26,863,881
OTHER LIABILITIES IN EXCESS OF OTHER ASSETS-(0.99)%		(263,649)
NET ASSETS-100.00%		$26,600,232

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. Those definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

*	Non-income producing security.

See Notes to Financial Statements.

Annual Report | June 30, 2019	21

Schedule of Investments	James Aggressive Allocation Fund

June 30, 2019

Shares or Principal Amount		Value
COMMON STOCKS-66.24%
	Basic Materials-8.75%
2,675	Celanese Corp.	$288,365
27,300	Cleveland-Cliffs, Inc.	291,291
2,975	Eastman Chemical Co.	231,544
20,350	Freeport-McMoRan, Inc.	236,263
8,675	Goodyear Tire & Rubber Co.	132,728
10,375	Harsco Corp.*	284,690
2,375	International Paper Co.	102,885
3,500	Louisiana-Pacific Corp.	91,770
1,525	Newmont Mining Corp.	58,667
5,225	Nucor Corp.	287,898
		2,006,101

	Consumer, Cyclical-9.46%
3,400	Asbury Automotive Group, Inc.*	286,756
3,300	Best Buy Co., Inc.	230,109
5,000	Bloomin' Brands, Inc.	94,550
1,000	Deckers Outdoor Corp.*	175,970
2,000	Delta Air Lines, Inc.	113,500
7,425	General Motors Co.	286,085
3,000	Lennar Corp., Class A	145,380
3,125	SkyWest, Inc.	189,594
2,250	Target Corp.	194,873
7,600	Viacom, Inc., Class B	227,012
2,050	Walmart, Inc.	226,505
		2,170,334

	Consumer, Non-cyclical-8.18%
775	Anthem, Inc.	218,713
2,700	FTI Consulting, Inc.*	226,368
300	Humana, Inc.	79,590
6,000	Kroger Co.	130,260
2,675	Merck & Co., Inc.	224,299
12,000	Mylan NV*	228,480
2,750	National HealthCare Corp.	223,163
1,025	Procter & Gamble Co.	112,391
2,550	Tyson Foods, Inc., Class A	205,887
925	UnitedHealth Group, Inc.	225,709
		1,874,860

	Energy-5.68%
2,000	BP PLC, Sponsored ADR	83,400
1,850	Chevron Corp.	230,214
2,700	ConocoPhillips	164,700
3,000	Exxon Mobil Corp.	229,890
2,525	Phillips 66	236,189
1,725	Royal Dutch Shell PLC, Class A, Sponsored ADR	112,246
2,900	Valero Energy Corp.	248,269
		1,304,908

	Financial-10.08%
4,125	Aflac, Inc.	226,091
2,800	Air Lease Corp.	115,752

See Notes to Financial Statements.

22	www.jamesfunds.com

James Aggressive Allocation Fund	Schedule of Investments

June 30, 2019

Shares or Principal Amount		Value
	Financial (continued)
2,225	Allstate Corp.	$226,260
2,200	American Financial Group, Inc.	225,434
2,225	CBRE Group, Inc., Class A*	114,142
11,800	Chimera Investment Corp., REIT	222,666
1,150	Goldman Sachs Group, Inc.	235,290
2,100	JPMorgan Chase & Co.	234,780
6,000	KeyCorp	106,500
6,150	Ladder Capital Corp., REIT	102,152
8,500	Regions Financial Corp.	126,990
1,700	Torchmark Corp.	152,082
1,500	Travelers Cos., Inc.	224,280
		2,312,419

	Industrial-7.80%
3,025	AGCO Corp.	234,649
1,700	Caterpillar, Inc.	231,693
13,225	Dana, Inc.	263,706
1,350	FedEx Corp.	221,656
1,650	Lear Corp.	229,796
4,650	Magna International, Inc.	231,105
4,500	TriMas Corp.*	139,365
1,775	United Rentals, Inc.*	235,418
		1,787,388

	Technology-11.30%
1,250	Amgen, Inc.	230,350
700	Apple, Inc.	138,544
3,250	Arrow Electronics, Inc.*	231,627
3,000	Avnet, Inc.	135,810
4,050	Cisco Systems, Inc.	221,656
4,775	Intel Corp.	228,579
5,000	KEMET Corp.	94,050
650	Lockheed Martin Corp.	236,301
1,700	Microsoft Corp.	227,732
1,375	Motorola Solutions, Inc.	229,254
725	Northrop Grumman Corp.	234,255
1,650	Visa, Inc., Class A	286,358
6,000	Vishay Intertechnology, Inc.	99,120
		2,593,636

	Utilities-4.99%
8,475	AES Corp.	142,041
2,950	Ameren Corp.	221,574
4,750	AT&T, Inc.	159,172
3,525	Exelon Corp.	168,988
5,200	FirstEnergy Corp.	222,612
3,650	NRG Energy, Inc.	128,188
1,750	Verizon Communications, Inc.	99,978
		1,142,553

TOTAL COMMON STOCKS
(Cost $14,307,274)		15,192,199

See Notes to Financial Statements.

Annual Report | June 30, 2019	23

Schedule of Investments	James Aggressive Allocation Fund

June 30, 2019

Shares or Principal Amount		Value
EXCHANGE TRADED FUNDS-1.85%
3,000	iShares 1-3 Year Treasury Bond ETF	$254,340
1,400	iShares MSCI Emerging Markets ETF	60,074
3,000	iShares® MSCI Peru ETF	111,120

TOTAL EXCHANGE TRADED FUNDS
(Cost $429,468)		425,534

Shares or Principal Amount		Value
CORPORATE BONDS-1.81%
	Consumer, Cyclical-0.29%
$67,000	TWDC Enterprises 18 Corp., 0.875%, 7/12/19	66,971

	Industrial-0.22%
50,000	General Electric Co., 2.700%, 10/9/22	49,925

	Technology-1.30%
250,000	International Business Machines Corp., 1.625%, 5/15/20	248,554
50,000	Microsoft Corp., 1.850%, 2/6/20	49,892
		298,446
TOTAL CORPORATE BONDS
(Cost $415,121)		415,342

Shares or Principal Amount		Value
U.S. GOVERNMENT AGENCIES-4.36%
	Federal Farm Credit Banks-4.36%
$1,000,000	2.370%, 7/3/23	999,117

TOTAL U.S. GOVERNMENT AGENCIES
(Cost $1,000,000)		999,117

Shares or Principal Amount		Value
U.S. TREASURY BONDS & NOTES-14.98%
	U.S. Treasury Bonds-7.32%
$1,000,000	2.625%, 2/15/29	1,053,945
600,000	2.750%, 11/15/47	625,359
		1,679,304
	U.S. Treasury Notes-6.54%
500,000	3.500%, 5/15/20	506,387
1,000,000	1.375%, 9/15/20	993,828
		1,500,215
	United States Treasury Inflation Indexed Bonds-1.12%
255,069	0.625%, 7/15/21	256,624

TOTAL U.S. TREASURY BONDS & NOTES
(Cost $3,363,481)		3,436,143

Shares or Principal Amount		Value
SHORT TERM INVESTMENTS-18.02%
	Mutual Fund-13.68%
3,137,954	First American Treasury Obligations Fund, Class X, 7-Day Yield 2.251%	3,137,954

See Notes to Financial Statements.

24	www.jamesfunds.com

James Aggressive Allocation Fund	Schedule of Investments

June 30, 2019

Shares or Principal Amount	Value
U.S. Treasury Bill-4.34%
1,000,000	United States Treasury Bill, 2.194%, 10/3/2019(a)	$994,546

TOTAL SHORT TERM INVESTMENTS
(Cost $4,132,197)	4,132,500

TOTAL INVESTMENT SECURITIES-107.26%
(Cost $23,647,541)	24,600,835
OTHER LIABILITIES IN EXCESS OF OTHER ASSETS-(7.26)%	(1,665,053)
NET ASSETS-100.00%	$22,935,782

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. Those definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

*	Non-income producing security.

(a)	Rate shown represents the bond equivalent yield to maturity at date of purchase.

See Notes to Financial Statements.

Annual Report | June 30, 2019	25

Statements of Assets and Liabilities	James Advantage Funds

June 30, 2019

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Micro Cap Fund	James Aggressive Allocation Fund
ASSETS:

Investment securities:
At cost	$983,865,228	$38,717,244	$22,264,393	$23,647,541
At value	$1,079,428,689	$42,236,027	$26,863,881	$24,600,835
Cash	–	1,895	–	–
Cash held in escrow	866,033	–	–	–
Dividends and interest receivable	3,570,569	72,217	34,602	44,500
Receivable for securities sold	5,051	–	–	403,250
Receivable for capital shares sold	1,065,318	4,352	–	–
Other assets	29,990	–	–	87
Total Assets	1,084,965,650	42,314,491	26,898,483	25,048,672

LIABILITIES:

Payable for capital shares redeemed	2,770,683	150	–	–
Payable for securities purchased	4,215,016	–	267,314	2,099,362
Accrued expenses:
Management fees	1,506,809	40,329	30,937	13,528
12b-1 distribution and service fees	160,182	8,189	–	–
Trustee fees	1,210	–	–	–
Other payables	289,161	–	–	–
Total Liabilities	8,943,061	48,668	298,251	2,112,890
Net Assets	$1,076,022,589	$42,265,823	$26,600,232	$22,935,782

NET ASSETS CONSIST OF:

Paid-in capital	$983,426,395	$41,304,456	$21,413,514	$22,348,567
Total Distributable Earnings	92,596,194	961,367	5,186,718	587,215
Net Assets	$1,076,022,589	$42,265,823	$26,600,232	$22,935,782

PRICING OF RETAIL CLASS SHARES:

Net assets	$771,732,794	N/A	N/A	N/A
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par)	37,293,139	N/A	N/A	N/A
Net assets value, offering price and redemption price per share	$20.69	N/A	N/A	N/A

PRICING OF INSTITUTIONAL CLASS SHARES:

Net assets	$304,289,795	N/A	N/A	N/A
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par)	14,893,476	N/A	N/A	N/A
Net assets value, offering price and redemption price per share	$20.43	N/A	N/A	N/A

PRICING OF SHARES

Net assets	N/A	$42,265,823	$26,600,232	$22,935,782
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par)	N/A	1,820,273	1,670,838	2,249,502
Net assets value, offering price and redemption price per share	N/A	$23.22	$15.92	$10.20

See Notes to Financial Statements.

26	www.jamesfunds.com

James Advantage Funds	Statements of Operations

For the Year Ended June 30, 2019

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Micro Cap Fund	James Aggressive Allocation Fund
INVESTMENT INCOME:
Dividends (Net of withholding taxes of $60,100, $2,734, $3,242 and $410, respectively)	$14,398,481	$689,613	$404,130	$203,107
Interest	20,191,470	–	9,746	63,876
Total Investment Income	34,589,951	689,613	413,876	266,983
EXPENSES:
Management fees	10,937,608	578,388	396,565	114,005
12b-1 distribution and service fees - Retail Class	2,630,787	–	–	–
12b-1 distribution and service fees	–	116,816	–	–
Administration fee	721,538	–	–	–
Transfer agent fee	230,637	–	–	–
Custodian fees	143,136	–	–	–
Professional fees	189,124	–	–	–
Trustee fees	204,182	5,694	3,164	1,316
Registration fees	58,499	–	–	–
Shareholder report printing and mailing	119,784	–	–	–
Other expenses	102,834	–	–	–
Total Expenses	15,338,129	700,898	399,729	115,321
Net Investment Income/(Loss)	19,251,822	(11,285)	14,147	151,662
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:	63,751,233	(2,557,347)	875,333	(384,971)
Investments	63,751,233	(2,557,347)	875,333	(384,971)
Foreign currency transactions	(54,034)	(69)	–	(6)
Total realized gain/(loss)	63,697,199	(2,557,416)	875,333	(384,977)
Net change in unrealized depreciation on investments	(127,723,916)	(6,045,303)	(2,463,301)	(46,603)
Net change in unrealized appreciation on foreign currency translation	9,698	–	–	–
Total change in unrealized depreciation	(127,714,218)	(6,045,303)	(2,463,301)	(46,603)
Net Realized and Unrealized Loss on Investments	(64,017,019)	(8,602,719)	(1,587,968)	(431,580)
Net Decrease in Net Assets Resulting from Operations	$(44,765,197)	$(8,614,004)	$(1,573,821)	$(279,918)

See Notes to Financial Statements.

Annual Report | June 30, 2019	27

Statements of Changes in Net Assets	James Balanced: Golden Rainbow Fund

	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018
FROM OPERATIONS:

Net investment income	$19,251,822	$32,974,101
Net realized gain	63,697,199	218,615,569
Net change in unrealized depreciation	(127,714,218)	(178,863,620)
Net increase/(decrease) in net assets resulting from operations	(44,765,197)	72,726,050

DISTRIBUTIONS TO SHAREHOLDERS:

Retail Class Shares:
From distributable earnings(1)	(103,981,188)	(139,197,486)
Institutional Class Shares:
From distributable earnings(2)	(52,506,234)	(84,473,998)
Decrease in net assets from distributions to shareholders	(156,487,422)	(223,671,484)

CAPITAL SHARE TRANSACTIONS:

Retail Class Shares:
Proceeds from shares sold	40,903,491	130,840,615
Net asset value of shares issued in reinvestment of distributions to shareholders	100,963,978	135,381,667
Payments for shares redeemed, net of redemption fees	(755,368,263)	(820,705,338)
Net Decrease in net assets from Retail Class capital share transactions	(613,500,794)	(554,483,056)

Institutional Class Shares:
Proceeds from shares sold	61,904,385	149,242,321
Net asset value of shares issued in reinvestment of distributions to shareholders	43,120,244	66,623,349
Payments for shares redeemed	(564,933,978)	(543,632,020)
Net Decrease in net assets from Institutional Class capital share transactions	(459,909,349)	(327,766,350)
Total Decrease in Net Assets	(1,274,662,762)	(1,033,194,840)

NET ASSETS:

Beginning of year	2,350,685,351	3,383,880,191
End of year	$1,076,022,589	$2,350,685,351 (3)

See Notes to Financial Statements.

28	www.jamesfunds.com

James Balanced: Golden Rainbow Fund	Statements of Changes in Net Assets

	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018
SUMMARY OF CAPITAL SHARE ACTIVITY:

Retail Class Shares:
Shares sold	1,894,552	5,371,862
Shares issued in reinvestment of distributions to shareholders	5,033,571	5,645,079
Shares redeemed	(34,580,038)	(33,682,073)
Net Decrease in shares outstanding	(27,651,915)	(22,665,132)
Shares outstanding, beginning of year	64,945,054	87,610,186
Shares outstanding, end of year	37,293,139	64,945,054

Institutional Class Shares:
Shares sold	2,902,339	6,192,447
Shares issued in reinvestment of distributions to shareholders	2,171,321	2,808,316
Shares redeemed	(26,447,927)	(22,647,178)
Net Decrease in shares outstanding	(21,374,267)	(13,646,415)
Shares outstanding, beginning of year	36,267,743	49,914,158
Shares outstanding, end of year	14,893,476	36,267,743

(1)	For the year ended June 30, 2018, Total Distributions from distributable earnings consisted of Net Investment Income of $19,616,842 and Net Realized Gains of $119,580,644.
(2)	For the year ended June 30, 2018, Total Distributions from distributable earnings consisted of Net Investment Income of $13,990,021 and Net Realized Gains of $70,483,977.
(3)	For the year ended June 30, 2018, Net Assets included accumulated net investment income of $472,531.

See Notes to Financial Statements.

Annual Report | June 30, 2019	29

Statements of Changes in Net Assets	James Small Cap Fund

	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018
FROM OPERATIONS:

Net investment loss	$(11,285)	$(202,634)
Net realized gain/(loss)	(2,557,416)	10,754,578
Net change in unrealized depreciation	(6,045,303)	(3,552,340)
Net increase/(decrease) in net assets resulting from operations	(8,614,004)	6,999,604

DISTRIBUTIONS TO SHAREHOLDERS:

From distributable earnings(1)	(3,818,168)	(13,592,161)
Decrease in net assets from distributions to shareholders	(3,818,168)	(13,592,161)

CAPITAL SHARE TRANSACTIONS:

Proceeds from shares sold	6,554,991	3,339,992
Net asset value of shares issued in reinvestment of distributions to shareholders	3,744,085	12,971,014
Payments for shares redeemed	(13,868,162)	(19,054,254)
Net Decrease in net assets from capital share transactions	(3,569,086)	(2,743,248)
Total Decrease in Net Assets	(16,001,258)	(9,335,805)

NET ASSETS:

Beginning of year	58,267,081	67,602,886
End of year	$42,265,823	$58,267,081 (2)

SUMMARY OF CAPITAL SHARE ACTIVITY:

Shares sold	275,583	102,092
Shares issued in reinvestment of distributions to shareholders	166,182	436,403
Shares redeemed	(555,154)	(595,417)
Net Decrease in shares outstanding	(113,389)	(56,922)
Shares outstanding, beginning of year	1,933,662	1,990,584
Shares outstanding, end of year	1,820,273	1,933,662

(1)	For the year ended June 30, 2018, Total Distributions from distributable earnings consisted of Net Investment Income of $407,489 and Net Realized Gains of $13,184,672.

(2)	For the year ended June 30, 2018, Net Assets included accumulated net investment income of $–.

See Notes to Financial Statements.

30	www.jamesfunds.com

James Micro Cap Fund	Statements of Changes in Net Assets

	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018
FROM OPERATIONS:

Net investment income/(loss)	$14,147	$(62,762)
Net realized gain	875,333	1,040,424
Net change in unrealized appreciation/(depreciation)	(2,463,301)	1,984,895
Net increase/(decrease) in net assets resulting from operations	(1,573,821)	2,962,557

DISTRIBUTIONS TO SHAREHOLDERS:

From distributable earnings(1)	(1,453,635)	(2,200,350)
Decrease in net assets from distributions to shareholders	(1,453,635)	(2,200,350)

CAPITAL SHARE TRANSACTIONS:

Proceeds from shares sold	3,717,034	2,389,041
Net asset value of shares issued in reinvestment of distributions to shareholders	1,446,514	2,177,624
Payments for shares redeemed, net of redemption fees	(4,340,557)	(8,332,906)
Net Increase/(Decrease) in net assets from capital share transactions	822,991	(3,766,241)
Total Decrease in Net Assets	(2,204,465)	(3,004,034)

NET ASSETS:

Beginning of year	28,804,697	31,808,731
End of year	$26,600,232	$28,804,697 (2)

SUMMARY OF CAPITAL SHARE ACTIVITY:

Shares sold	230,976	136,672
Shares issued in reinvestment of distributions to shareholders	102,372	126,190
Shares redeemed	(273,883)	(493,438)
Net Increase/(Decrease) in shares outstanding	59,465	(230,576)
Shares outstanding, beginning of year	1,611,373	1,841,949
Shares outstanding, end of year	1,670,838	1,611,373

(1)	For the year ended June 30, 2018, Total Distributions from distributable earnings consisted of Net Investment Income of $97,620 and Net Realized Gains of $2,102,730.

(2)	For the year ended June 30, 2018, Net Assets included accumulated net investment loss of $35,512.

See Notes to Financial Statements.

Annual Report | June 30, 2019	31

Statements of Changes in Net Assets	James Aggressive Allocation Fund

	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018
FROM OPERATIONS:

Net investment income	$151,662	$93,703
Net realized gain/(loss)	(384,977)	394,823
Net change in unrealized appreciation/(depreciation)	(46,603)	217,184
Net increase/(decrease) in net assets resulting from operations	(279,918)	705,710

DISTRIBUTIONS TO SHAREHOLDERS:

From distributable earnings(1)	(96,369)	(75,908)
Decrease in net assets from distributions to shareholders	(96,369)	(75,908)

CAPITAL SHARE TRANSACTIONS:

Proceeds from shares sold	13,046,174	1,739,939
Net asset value of shares issued in reinvestment of distributions to shareholders	96,255	75,908
Payments for shares redeemed	(819,632)	(1,410,496)
Net Increase in net assets from capital share transactions	12,322,797	405,351
Total Increase in Net Assets	11,946,510	1,035,153

NET ASSETS:

Beginning of year	10,989,272	9,954,119
End of year	$22,935,782	$10,989,272 (2)

SUMMARY OF CAPITAL SHARE ACTIVITY:

Shares sold	1,288,855	160,956
Shares issued in reinvestment of distributions to shareholders	10,350	6,932
Shares redeemed	(80,353)	(133,033)
Net Increase in shares outstanding	1,218,852	34,855
Shares outstanding, beginning of year	1,030,650	995,795
Shares outstanding, end of year	2,249,502	1,030,650

(1)	For the year ended June 30, 2018, Total Distributions from distributable earnings consisted of Net Investment Income of $75,908 and Net Realized Gains of $–.

(2)	For the year ended June 30, 2018, Net Assets included accumulated net investment income of $40,605.

See Notes to Financial Statements.

32	www.jamesfunds.com

James Balanced: Golden Rainbow Fund – Retail Class	Financial Highlights

For a share outstanding throughout the years indicated.

	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017	For the Year Ended June 30, 2016	For the Year Ended June 30, 2015
Net asset value - beginning of year	$23.32	$24.70	$24.14	$24.96	$25.28
Income/(Loss) from investment operations:
Net investment income(a)	0.25	0.26	0.25	0.25	0.22
Net realized and unrealized gain/(loss)	(0.64)	0.24	0.68	(0.41)	0.49
Total from investment operations	(0.39)	0.50	0.93	(0.16)	0.71

Less distributions:
From net investment income	(0.29)	(0.27)	(0.28)	(0.23)	(0.18)
From net realized gain on investments	(1.95)	(1.61)	(0.09)	(0.43)	(0.85)
Total distributions	(2.24)	(1.88)	(0.37)	(0.66)	(1.03)
Paid-in capital from redemption fees	–	–	0.00 (b)	–	–
Net asset value at end of year	$20.69	$23.32	$24.70	$24.14	$24.96

Total return	(1.24)%	1.87%	3.92%	(0.64)%	2.90%

Net assets, end of year (in thousands)	$771,733	$1,514,451	$2,163,786	$2,892,809	$2,973,350

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	1.06%	0.99%	0.96%	0.96%	0.97%
Ratio of net investment income to average net assets	1.14%	1.05%	1.02%	1.03%	0.87%
Portfolio turnover rate	71%	75%	46%	46%	43%

(a)	Calculated using the average shares method.

(b)	Amount rounds to less than $0.005 per share.

See Notes to Financial Statements.

Annual Report | June 30, 2019	33

Financial Highlights	James Balanced: Golden Rainbow Fund – Institutional Class

For a share outstanding throughout the years indicated.

	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017	For the Year Ended June 30, 2016	For the Year Ended June 30, 2015
Net asset value - beginning of year	$23.06	$24.44	$23.89	$24.72	$25.05
Income/(Loss) from investment operations:
Net investment income(a)	0.30	0.31	0.31	0.31	0.28
Net realized and unrealized gain/(loss)	(0.63)	0.25	0.68	(0.42)	0.50
Total from investment operations	(0.33)	0.56	0.99	(0.11)	0.78

Less distributions:
From net investment income	(0.35)	(0.33)	(0.35)	(0.29)	(0.26)
From net realized gain on investments	(1.95)	(1.61)	(0.09)	(0.43)	(0.85)
Total distributions	(2.30)	(1.94)	(0.44)	(0.72)	(1.11)
Paid-in capital from redemption fees	–	–	0.00 (b)	–	–
Net asset value at end of year	$20.43	$23.06	$24.44	$23.89	$24.72

Total return	(0.99)%	2.16%	4.19%	(0.43)%	3.20%

Net assets, end of year (in thousands)	$304,290	$836,234	$1,220,095	$1,512,751	$1,277,641

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	0.80%	0.74%	0.71%	0.71%	0.73%
Ratio of net investment income to average net assets	1.38%	1.30%	1.27%	1.28%	1.11%
Portfolio turnover rate	71%	75%	46%	46%	43%

(a)	Calculated using the average shares method.

(b)	Amount rounds to less than $0.005 per share.

See Notes to Financial Statements.

34	www.jamesfunds.com

James Small Cap Fund	Financial Highlights

For a share outstanding throughout the years indicated.

	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017	For the Year Ended June 30, 2016	For the Year Ended June 30, 2015
Net asset value - beginning of year	$30.13	$33.96	$30.64	$33.47	$33.88
Income/(Loss) from investment operations:
Net investment income/(loss)(a)	(0.01)	(0.10)	0.21	0.17	0.01
Net realized and unrealized gain/(loss)	(4.76)	3.82	3.28	(1.64)	(0.42)
Total from investment operations	(4.77)	3.72	3.49	(1.47)	(0.41)

Less distributions:
From net investment income	–	(0.19)	(0.17)	(0.12)	–
From net realized gain on investments	(2.14)	(7.36)	–	(1.24)	–
Total distributions	(2.14)	(7.55)	(0.17)	(1.36)	–
Net asset value at end of year	$23.22	$30.13	$33.96	$30.64	$33.47

Total return	(15.63)%	11.41%	11.36%	(4.62)%	(1.21)%

Net assets, end of year (in thousands)	$42,266	$58,267	$67,603	$84,226	$125,145

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income/(loss) to average net assets	(0.02)%	(0.32)%	0.62%	0.55%	0.04%
Portfolio turnover rate	75%	124%	129%	57%	76%

(a)	Calculated using the average shares method.

See Notes to Financial Statements.

Annual Report | June 30, 2019	35

Financial Highlights	James Micro Cap Fund

For a share outstanding throughout the years indicated.

	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017	For the Year Ended June 30, 2016	For the Year Ended June 30, 2015
Net asset value - beginning of year	$17.88	$17.27	$15.03	$15.11	$17.40
Income/(Loss) from investment operations:
Net investment income/(loss)(a)	0.01	(0.04)	0.04	(0.04)	0.06
Net realized and unrealized gain/(loss)	(1.06)	1.99	2.20	(0.06)	1.12
Total from investment operations	(1.05)	1.95	2.24	(0.10)	1.18

Less distributions:
From net investment income	–	(0.06)	–	(0.01)	(0.02)
From net realized gain on investments	(0.91)	(1.29)	–	–	(3.45)
Total distributions	(0.91)	(1.35)	–	(0.01)	(3.47)
Paid-in capital from redemption fees	0.00 (b)	0.01	0.00 (b)	0.03	0.00 (b)
Net asset value at end of year	$15.92	$17.88	$17.27	$15.03	$15.11

Total return	(5.25)%	11.62%	14.90%	(0.44)%	7.95%

Net assets, end of year (in thousands)	$26,600	$28,805	$31,809	$26,515	$24,026

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income/(loss) to average net assets	0.05%	(0.22)%	0.23%	(0.24)%	0.38%
Portfolio turnover rate	65%	37%	97%	44%	52%

(a)	Calculated using the average shares method.

(b)	Amount rounds to less than $0.005 per share.

See Notes to Financial Statements.

36	www.jamesfunds.com

James Aggressive Allocation Fund	Financial Highlights

For a share outstanding throughout the years indicated.

	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017	For the Year Ended June 30, 2016(a)
Net asset value - beginning of year	$10.66	$10.00	$9.47	$10.00
Income/(Loss) from investment operations:
Net investment income(b)	0.13	0.10	0.09	0.07
Net realized and unrealized gain/(loss)	(0.50)	0.64	0.53	(0.57)
Total from investment operations	(0.37)	0.74	0.62	(0.50)

Less distributions:
From net investment income	(0.09)	(0.08)	(0.09)	(0.03)
Total distributions	(0.09)	(0.08)	(0.09)	(0.03)
Net asset value at end of year	$10.20	$10.66	$10.00	$9.47

Total return	(3.40)%	7.36%	6.54%	(4.98)%

Net assets, end of year (in thousands)	$22,936	$10,989	$9,954	$7,172

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	0.98%	0.98%	0.98%	0.98%
Ratio of net investment income to average net assets	1.29%	0.90%	0.95%	0.81%
Portfolio turnover rate	69%	219%	198%	218%

(a)	Fund commenced operations on July 1, 2015.

(b)	Calculated using the average shares method.

See Notes to Financial Statements.

Annual Report | June 30, 2019	37

Notes to Financial Statements	James Advantage Funds

June 30, 2019

1.  ORGANIZATION

James Advantage Funds (the “Trust”) is an open-end management investment company that was organized as an Ohio business trust on August 29, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). James Balanced: Golden Rainbow Fund, James Small Cap Fund, James Micro Cap Fund, and James Aggressive Allocation Fund are each a diversified series of the Trust (individually a “Fund,” collectively the “Funds”). Each class of James Balanced: Golden Rainbow Fund represents an interest in the same portfolio of investments and has the same rights, but differs primarily in distribution fees and shareholder features. The Retail Class shares are subject to distribution (12b-1) fees but have a lower minimum investment requirement and offer certain shareholder services not available to Institutional Class shareholders. The Institutional Class shares are not subject to distribution (12b-1) fees and are available only through investment advisers and bank trust departments that have made arrangements for shares of all of their clients investing in the Fund to be held in an omnibus account (as well as other investors that are approved by management of the Trust).

James Balanced: Golden Rainbow Fund seeks to provide total return through a combination of growth and income and preservation of capital in declining markets. The James Balanced: Golden Rainbow Fund seeks to achieve its objective by investing primarily in common stocks and/or debt securities that the Fund’s adviser, James Investment Research, Inc. (“James” or the “Adviser”), believes are undervalued.

James Small Cap Fund seeks to provide long-term capital appreciation. The James Small Cap Fund seeks to achieve its objective by investing primarily in common stocks of small capitalization companies. The Adviser defines small capitalization as those companies with market capitalizations at the time of purchase no larger than the stocks in the James Small Cap Fund’s benchmark, the Russell 2000® Index. As of June 30, 2019, the stock with the maximum capitalization in the Russell 2000® Index had a capitalization of $10.34 billion.

James Micro Cap Fund seeks to provide long-term capital appreciation. The James Micro Cap Fund seeks to achieve its objective by investing primarily in common stocks of micro capitalization companies. Micro capitalization companies are defined as those companies with market capitalizations at the time of purchase no larger than the stocks in the Russell Microcap® Index, including exchange traded funds (“ETFs”) that invest primarily in such securities. As of June 30, 2019, the stock with the maximum capitalization in the Russell Microcap® Index had a capitalization of $3.93 billion.

James Aggressive Allocation Fund seeks to provide total return through a combination of growth and income. Preservation of capital in declining markets is a secondary objective. The James Aggressive Allocation Fund will generally run equity allocations of 60% or higher and, therefore, could be more volatile than a more conservative fund that holds a smaller percentage of its assets in stocks. Due to its aggressive nature, the James Aggressive Allocation Fund will generally have a turnover ratio much higher than the James Balanced: Golden Rainbow Fund.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements, in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Funds are considered an investment company for financial reporting purposes under U.S. GAAP.

Share Valuation

The net asset value per share of each Fund, other than the James Balanced: Golden Rainbow Fund, is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding. The net asset value per share of each class of shares of the James Balanced: Golden Rainbow Fund is calculated daily by dividing the total value of the Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of outstanding shares of that class. The offering price and redemption price per share is equal to the net asset value per share, except that shares of the James Micro Cap Fund are subject to a redemption fee of 2% if redeemed within 180 days of purchase. Redemption fees received by the James Micro Cap Fund were $1,591 and $19,044 for the years ended June 30, 2019 and June 30, 2018, respectively. The redemption fee is reflected in the “Payment for shares redeemed, net of redemption fees” in the Statements of Changes in Net Assets.

Securities Valuation

Securities are valued at fair value. The Funds' portfolio securities are valued as of the close of the New York Stock Exchange (“NYSE”) (generally, 4:00 p.m., Eastern Time) on each day that the NYSE is open for business. Equity securities that are traded on any exchange, including closed-end funds and exchange-traded funds, are valued at the last quoted sale price on the exchange or market in which such securities are principally traded. Lacking a last sale price, a security is valued at its last bid price except when, in James’ opinion, the last bid price does not accurately reflect the current value of the security. Securities that are traded on the NASDAQ® over-the-counter market are valued at their NASDAQ® Official Closing Price (“NOCP”) for all NASDAQ® National Market (“NNM”) and NASDAQ® Capital Market® securities. When market quotations are not readily available, if an event occurs after the close of the trading market (but before the time as of which a Fund calculates its net asset value) that materially affects a security’s value, when James determines that the market quotation does not accurately reflect the current value or when a non-144A restricted security is being valued, that security will be valued at its fair value as determined in good faith in conformity with guidelines adopted by and subject to review of the Board of Trustees (the “Board”). Corporate bonds, U.S. government agencies, U.S. Treasury bonds & notes, foreign, and municipal bonds are generally valued at the mean between the closing bid and asked prices provided by an independent pricing service. The pricing services generally use market models that consider trade data, yields, spreads, quotations from dealers and active market makers, credit worthiness, market information of comparable securities, and other relevant security specific information. Asset backed/commercial mortgage backed securities are generally valued at the mean between the closing bid and asked prices provided by an independent pricing service. The pricing service generally uses models that consider trade data, prepayment, and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities or when prices are not readily available from a pricing service, those securities will be priced at fair value as determined in good faith by the Adviser. Shares of open-end investment companies are valued at net asset value.

38	www.jamesfunds.com

James Advantage Funds	Notes to Financial Statements

June 30, 2019

For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the time of pricing the Funds. The values of foreign portfolio securities are generally based upon market quotations which, depending upon the exchange or market, may be last sale price, last bid price or the average of the last bid and asked prices as of, in each case, the close of the appropriate exchange or another designated time.

In accordance with the Trust’s good faith pricing guidelines, James is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount that the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings, (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers), or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 -	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 -	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; or
Level 3 -	Significant unobservable prices or inputs (including a Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Annual Report | June 30, 2019	39

Notes to Financial Statements	James Advantage Funds

June 30, 2019

The following is a summary of the inputs used to value the Funds’ investments as of June 30, 2019:

James Balanced: Golden Rainbow Fund
	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$437,410,251	$–	$–	$437,410,251
Exchange Traded Funds	3,789,261	–	–	3,789,261
Corporate Bonds	–	84,570,170	–	84,570,170
Municipal Bonds	–	35,060,656	–	35,060,656
U.S. Government Agencies	–	111,080,375	–	111,080,375
Mortgage Backed Securities	–	30,838,869	–	30,838,869
U.S. Treasury Bonds & Notes	297,198,395	–	–	297,198,395
Foreign Bonds	–	7,479,919	–	7,479,919
Short Term Investments	72,000,793	–	–	72,000,793
Total	$810,398,700	$269,029,989	$–	$1,079,428,689

James Small Cap Fund
	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$40,772,548	$–	$–	$40,772,548
Short Term Investments	1,463,479	–	–	1,463,479
Total	$42,236,027	$–	$–	$42,236,027

James Micro Cap Fund

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$25,352,263	$–	$–	$25,352,263
U.S. Treasury Bonds & Notes	995,352	–	–	995,352
Short Term Investments	516,266	–	–	516,266
Total	$26,863,881	$–	$–	$26,863,881

James Aggressive Allocation Fund

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$15,192,199	$–	$–	$15,192,199
Exchange Traded Funds	425,534	–	–	425,534
Corporate Bonds	–	415,342	–	415,342
U.S. Government Agencies	–	999,117	–	999,117
U.S. Treasury Bonds & Notes	3,436,143	–	–	3,436,143
Short Term Investments	4,132,500	–	–	4,132,500
Total	$23,186,376	$1,414,459	$–	$24,600,835

*	For detailed descriptions of sector and industry, see the accompanying Schedule of Investments.

40	www.jamesfunds.com

James Advantage Funds	Notes to Financial Statements

June 30, 2019

Investment Transactions

Investment transactions are recorded on a trade date basis. Gains and losses are determined using the specific identification method, which liquidates all losses first, before any gains. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds will instruct its custodian to segregate assets in a separate account with a current value at least equal to the amount of its when-issued and delayed delivery purchase commitments. As of June 30, 2019, the Funds did not hold when-issued securities or delayed delivery purchase commitments.

Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

Foreign Currency Translation

The market value of investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the current exchange rate, provided by WM Reuters, at the close of each business day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars based at the exchange rate on the date of the transaction.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized and between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from the changes in the value of assets and liabilities including investments in securities at the reporting period, resulting from changes in the exchange rate. The portion of realized and unrealized gains or losses on investments due fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on all debt securities. Amortization and accretion is calculated using the effective yield method.

Dividend income includes dividends earned on Real Estate Investment Trusts (“REITs”), which may include a return of capital. As such, important taxation issues may arise, which the Funds account for when information is provided by the issuing REIT.

Due to the actual character of dividends paid by REITs not being available until the end of the calendar year, the net investment income and long-term capital gains of the Funds can be different on the tax return compared to this annual report. Substantial unanticipated levels of return of capital may affect the Funds’ earnings and profits from which distributions are made.

Distributions received from Limited Partnership investments of a Fund are usually recorded as a return of capital and are excluded from available income in the calculation of distributions paid by the Funds. Return of capital is recorded as a reduction to the cost of investments in the Statements of Assets and Liabilities and in the Schedule of Investments.

Dividends and Distributions to Shareholders

Net investment income, if any, is generally declared and distributed to shareholders of each Fund on at least an annual basis. Net realized capital gains from security transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards. Distributions to shareholders of net investment income and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Allocation of Income and Expense

Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the James Balanced: Golden Rainbow Fund is allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class-specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. The Adviser pays the expenses of each Fund, except for the James Balanced: Golden Rainbow fund. These expenses exclude the management fees, detailed in Note 4, brokerage fees and commissions, taxes, interest, fees and expenses of the non-interested person trustees, 12b-1 fees and extraordinary expenses. Expenses not directly billed to a particular Fund are allocated proportionally among all Funds daily in relation to net assets of each Fund or another reasonable measure.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

The Funds generally intend to distribute all taxable income and capital gains to shareholders, if any, and to otherwise continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Therefore, no federal tax provision is required.

Annual Report | June 30, 2019	41

Notes to Financial Statements	James Advantage Funds

June 30, 2019

As of and during the year ended June 30, 2019, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications, which are determined in accordance with federal income tax regulations, result primarily from net operating losses and earnings and profits being distributed to shareholders on redemptions in the prior and current year.

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Micro Cap Fund	James Aggressive Allocation Fund
Paid-in capital	$45,008,740	$1,321,654	$(21,365)	$–
Total Distributable Earnings	(45,008,740)	(1,321,654)	21,365	–
Included in the amounts reclassified above were net operating losses offset to Paid-in capital, were as follows	$–	$11,285	$21,365	$–

As of June 30, 2019, the components of distributable earnings on a tax basis were as follows:

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Micro Cap Fund	James Aggressive Allocation Fund
Tax cost of portfolio investments	$984,714,757	$38,717,244	$22,265,367	$23,649,614
Gross unrealized appreciation	$100,712,692	$5,313,486	$5,669,819	$1,214,469
Gross unrealized depreciation	(5,998,760)	(1,794,703)	(1,071,305)	(263,248)
Net appreciation of foreign currency	90	–	–	–
Net unrealized appreciation	94,714,022	3,518,783	4,598,514	951,221
Accumulated capital gains/(losses)	–	(2,557,330)	588,204	(459,873)
Undistributed ordinary income	–	–	–	95,867
Other cumulative effect of timing differences	(2,117,828)	(86)	–	–
Total	$92,596,194	$961,367	$5,186,718	$587,215

The difference between the cost of portfolio investments on a tax basis and financial statement cost for the Funds is due primarily to the deferral of wash sale losses and to the differing treatment of certain investments under income tax regulations and U.S. GAAP.

The tax character of distributions paid for the year ended June 30, 2019 was as follows:

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Micro Cap Fund	James Aggressive Allocation Fund
Ordinary Income	$20,313,773	$749,518	$–	$96,369
Long-Term Capital Gains	136,173,649	3,068,650	1,453,635	–
Total	$156,487,422	$3,818,168	$1,453,635	$96,369

42	www.jamesfunds.com

James Advantage Funds	Notes to Financial Statements

June 30, 2019

The tax character of distributions paid for the year ended June 30, 2018 was as follows:

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Micro Cap Fund	James Aggressive Allocation Fund
Ordinary Income	$33,606,863	$1,959,939	$97,622	$75,908
Long-Term Capital Gains	190,064,621	11,632,222	2,102,728	–
Total	$223,671,484	$13,592,161	$2,200,350	$75,908

Capital Losses

Under the tax code, Capital Losses are carried over to future tax years and will retain their character as either short-term or long-term capital losses. These losses do not include any late year capital losses (losses arising in the period from November 1st through June 30th) that the funds have elected to defer for the current fiscal year. The Funds’ ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

Capital losses carried forward to the next tax year were as follows:

	Short Term	Long Term
James Small Cap Fund	$370,555	$–
James Aggressive Allocation Fund	290,907	–

The Funds elect to defer to the year ending June 30, 2020 capital losses recognized during the period November 1, 2018 through June 30, 2019 in the amount of:

Amount
James Small Cap Fund	$2,186,775
James Aggressive Allocation Fund	168,966

The Funds elect to defer to the year ending June 30, 2020 late year ordinary losses in the amount of:

Amount
James Balanced: Golden Rainbow Fund	$2,117,828
James Small Cap Fund	86

3. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities) of investments in long-term U.S. Government obligations for the year ended June 30, 2019 were as follows:

	Purchases	Sales
James Balanced: Golden Rainbow Fund	$198,926,692	$539,137,002
James Micro Cap Fund	3,977,700	2,987,096
James Aggressive Allocation Fund	4,080,490	2,054,982

Purchases and sales (including maturities) of investments in long-term securities other than U.S. Government obligations for the year ended June 30, 2019 were as follows:

	Purchases	Sales
James Balanced: Golden Rainbow Fund	$812,295,892	$1,585,650,196
James Small Cap Fund	33,391,370	41,256,211
James Micro Cap Fund	13,547,413	13,038,753
James Aggressive Allocation Fund	14,201,124	5,894,002

4. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement

The Funds retain James to manage the Funds’ investments. The investment decisions for the Funds are made by a committee of James’ personnel, which is primarily responsible for the day-to-day management of each Fund’s portfolio and pursuant to separate management agreements between the Trust, on behalf of each Fund and the Adviser (the “Current Management Agreements”). The Adviser is owned by the Frank E. James, Jr. Trust (the “Dr. James Trust”). Until March 13, 2019, the sole trustee of the Dr. James Trust was Frank E. James, Jr. (“Dr. James”). On March 13, 2019, Dr. James passed away, and under the Dr. James Trust Agreement, Dr. James’ spouse became the sole trustee of the Dr. James Trust (the “Initial Change of Control”).

The passage of control of the Dr. James Trust to Ms. James constituted a “change of control” for the purpose of the Investment Company Act of 1940 (the “1940 Act”). This “change of control” constituted an “assignment,” as such term is understood under the 1940 Act, of each current advisory agreement between the Adviser and the Trust, with respect to the James Aggressive Allocation Fund, the James Balanced: Golden Rainbow Fund, the James Micro Cap Fund and the James Small Cap Fund (the “Prior Agreements”). Under the 1940 Act and the terms of the Prior Agreements, this “assignment” automatically terminated each advisory agreement.

Annual Report | June 30, 2019	43

Notes to Financial Statements	James Advantage Funds

June 30, 2019

On March 25, 2019, the Board met in-person to approve interim investment advisory agreements between the Trust, on behalf of each Fund, and the Adviser (the “Interim Advisory Agreements”), to replace each terminated Prior Agreement, on an interim basis. In addition to these interim agreements, on March 25, 2019, the Board approved and recommended to each Fund’s shareholders that they approve, a new investment advisory agreement with respect to each Fund and the Adviser (each, a “New Agreement” and collectively, the “New Agreements”).

The Interim Advisory Agreements went into effect on the Initial Change of Control Date and were to remain in effect until (i) 150 days from the date of the Initial Change of Control or (ii) the date the Fund’s shareholders approve the Fund’s New Agreement, whichever occurs first. Except for the effective date and termination provisions, each Interim Agreement contains the same terms and conditions as that Fund’s Current Agreement.

On April 1, 2019, at an in-person Board meeting, the Board of Trustees approved amended and restated interim investment advisory agreements (the “Amended & Restated Interim Agreements”) for each Fund which became effective upon the appointment of Dr. James’ three adult children as additional trustees of the Dr. James Trust (the “Subsequent Change of Control”). On April 23, 2019, these appointments occurred (the “Subsequent Change of Control Date”), and constituted a separate “change of control” under the 1940 Act.

Each Fund’s Amended & Restated Interim Agreement went into effect on the Subsequent Change of Control Date and were to remain in effect until (i) 150 days from the date of the Initial Change of Control or (ii) the date the Fund’s shareholders approve the Fund’s New Agreement, whichever occurs first. Except for certain additional provisions required by Rule 15a-4 under the 1940 Act, including a requirement to escrow the Adviser’s fees during the interim period, the Amended & Restated Interim Agreements contain the same terms as each Fund’s Interim Agreement.

At a Special Meeting of the Shareholders of each Fund held on June 27, 2019 (the “Shareholder Meeting”), the shareholders as of the close of business on May 1, 2019 (the “Record Date”), of the James Small Cap Fund, James Micro Cap Fund and James Aggressive Allocation Fund approved new investment advisory agreements among the Trust, on behalf of each respective Fund, and the Adviser. Concurrently, the cash held in escrow with respect to these three Funds was released to the Adviser. The Shareholder Meeting was adjourned with respect to the James Balanced: Golden Rainbow Fund. The Shareholder Meeting was reconvened on July 18, 2019, at which point the shareholders as of the Record Date of the James Balanced: Golden Rainbow Fund voted to approve a new investment advisory agreement between the Trust, on behalf of the James Balanced: Golden Rainbow Fund and the Adviser. Concurrently, the cash held in escrow with respect to the James Balanced: Golden Rainbow Fund was released to the Adviser.

The Funds pay James on a monthly basis at the annual rate set forth below of the Funds’ average daily net assets.

James Balanced: Golden Rainbow Fund

Average Total Net Assets	Contractual Fee
Up to and including $500 million	0.74%
Over $500 million and including $1 billion	0.70%
Over $1 billion and including $2 billion	0.65%
Over $2 billion	0.60%

James Small Cap Fund

Average Total Net Assets	Contractual Fee
Up to and including $500 million	1.25%
Over $500 million and including $1 billion	1.20%
Over $1 billion and including $2 billion	1.15%
Over $2 billion	1.10%

James Micro Cap Fund

Average Total Net Assets	Contractual Fee
Up to and including $500 million	1.50%
Over $500 million	1.45%

James Aggressive Allocation Fund

Average Total Net Assets	Contractual Fee
Up to and including $500 million	0.98%
Over $500 million and including $1 billion	0.95%
Over $1 billion and including $2 billion	0.90%
Over $2 billion	0.85%

Advisory fees for the James Small Cap Fund and the James Micro Cap Fund are reduced by the fees and expenses of the non-interested trustees incurred by the applicable Fund. Under the investment management agreement, the Adviser is responsible for the payment of all operating expenses of the James Small Cap Fund, James Micro Cap Fund, and James Aggressive Allocation Fund, except for brokerage fees and commissions, taxes, interest, fees and expenses of non-interested person trustees, 12b-1 expenses and extraordinary expenses.

Administrative Services Agreement

ALPS Fund Services, Inc. (“ALPS” or the “Administrator”) serves as administrator to the Funds. ALPS receives a monthly fee paid by James Balanced: Golden Rainbow Fund, for itself, and paid by James for the remaining Funds, subject to a minimum monthly fee. Pursuant to an administrative agreement, ALPS will provide operational services to the Funds including, but not limited to fund accounting and fund administration and generally assist in each Fund’s operations. Administration fees paid by the Funds for the year ended June 30, 2019 are disclosed in the Statements of Operations.

44	www.jamesfunds.com

James Advantage Funds	Notes to Financial Statements

June 30, 2019

Transfer Agency and Services Agreement

ALPS, pursuant to a Transfer Agency and Services Agreement with the Trust, serves as transfer agent for the Funds. Under the Transfer Agency and Services Agreement, ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts and is also reimbursed for out-of-pocket expenses. These fees and reimbursements for out-of-pocket expenses are paid by James Balanced: Golden Rainbow Fund, for itself, and by James for the remaining Funds. Transfer agent fees paid by the Funds for the year ended June 30, 2019 are disclosed in the Statements of Operations.

Plans of Distribution

The James Balanced: Golden Rainbow Fund (Retail Class) and James Small Cap Fund have adopted a plan pursuant to Rule 12b-1 under the 1940 Act (collectively, the “Plans”) under which each Fund may incur expenses related to distribution of its shares and for services provided to shareholders. These expenses are reflected as 12b-1 distribution and service fees on the Statements of Operations. Payments under a Plan are made to the Adviser, which uses them to pay distribution and shareholder service expenses on behalf of and as agent of the Fund. The amount payable by each Fund (the Retail Class of the James Balanced: Golden Rainbow Fund), with a Plan, under its Plan is 0.25% of its average daily net assets for the year. The Plans are compensation plans, which means that payments are made to the Adviser regardless of 12b-1 expenses actually incurred. Therefore, payments under a Plan may exceed distribution and shareholder service expenses incurred pursuant to the Plan, and the Adviser is permitted to retain the excess. It is also possible that 12b-1 expenses paid by the Adviser for a period will exceed the payments received by the Adviser, in which case the Adviser may pay such excess expenses out of its own resources. Payments received by the Adviser under the Plans are in addition to the fees paid to the Adviser pursuant to the Management Agreements. The Plans require that the Adviser act in the Funds’ best interests in expending the payments it receives from the Funds and use payments solely for the purpose of paying distribution and shareholder services expenses on behalf of the Funds. The Funds’ distributor, ALPS Distributors, Inc., validates all payment amounts to be made to brokers that have properly executed dealer agreements with the Funds before the Adviser will make such payments.

Trustee Fees

Each Trustee who is not an officer or employee of the Adviser, or any of their affiliates (“Independent Trustees”) receives (1) a quarterly retainer of $7,900, (2) a per meeting fee regularly scheduled meetings of $2,100, (3) an audit committee fee of $1,000 paid to the audit committee chair and $500 to the other Independent Trustees, (4) $210 for any special meeting held outside of a regularly scheduled board meeting, and (5) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. Such fees are presented on the Statements of Operations as Trustee Fees.

5. COMMITMENTS AND CONTINGENCIES

The Funds indemnify the Trust’s officers and trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

6. LINE OF CREDIT

Each Fund has a revolving line of credit agreement with U.S. Bank, N.A. (the “Bank”). Borrowings under these arrangements are secured by investments held in the Funds’ portfolios as notated on the Schedules of Investments and bear interest at the Bank’s prime rate. During the year ended June 30, 2019, the Funds did not utilize their line of credit. Each Fund’s line of credit agreement expired on July 9, 2019 and was renewed for one year.

The terms of the agreements can be characterized as follows:

Fund	Maximum Balance Available	Interest Rate	Expiration Date
James Balanced: Golden Rainbow Fund	$40,000,000	Prime Rate*	July 8, 2020
James Small Cap Fund	$2,000,000	Prime Rate*	July 8, 2020
James Micro Cap Fund	$1,250,000	Prime Rate*	July 8, 2020
James Aggressive Allocation Fund	$500,000	Prime Rate*	July 8, 2020

*	The rate at which the Bank announces as its prime lending rate.

7. NEW ACCOUNTING PRONOUNCEMENTS

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Premium Amortization on Purchased Callable Debt Securities” which amends the amortization period for a callable debt security held at a premium from the maturity date to the earliest call date. The guidance is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Funds early adopted effective with the financial statements prepared as of June 30, 2019, and it did not have a material effect on the Funds’ net assets or results of operations.

Annual Report | June 30, 2019	45

Report of Independent Registered Public Accounting Firm James Advantage Funds

To the shareholders and the Board of Trustees of James Advantage Funds

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of James Advantage Funds comprising the James Balanced: Golden Rainbow Fund, James Small Cap Fund, James Micro Cap Fund, and James Aggressive Allocation Fund (the “Funds”), including the schedules of investments, as of June 30, 2019; the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the Funds, except James Aggressive Allocation Fund; the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended for James Aggressive Allocation Fund; and the related notes. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds, except James Aggressive Allocation Fund, as of June 30, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of James Aggressive Allocation Fund as of June 30, 2019; the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Denver, Colorado

August 26, 2019

We have served as the auditor of one or more James Advantage Funds investment companies since 1998.

46	www.jamesfunds.com

James Advantage Funds	Additional Information

June 30, 2019 (Unaudited)

PROXY VOTING GUIDELINES

James is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that James uses in fulfilling this responsibility and information regarding how those proxies were voted during the most recent 12-month period ended June 30 are available without charge upon request by calling toll free 1-800-995-2637. These items are also available on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The Funds file their complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year within 60 days after the end of the period. Copies of the Funds’ previously filed Form NQs are available without charge on the Commission’s website at http://www.sec.gov.

TAX DESIGNATIONS

Qualified Dividend Income

The percentage of ordinary income dividends distributed during the calendar year ended December 31, 2018 are designated as qualified dividend income (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code in the following percentages:

Amount
James Balanced: Golden Rainbow Fund	45.88%
James Small Cap Fund	66.18%
James Micro Cap Fund	N/A
James Aggressive Allocation Fund	100.00%

Dividends Received Deduction

For corporate shareholders, the following ordinary dividends paid during the calendar year ended December 31, 2018 qualify for the corporate dividends received deduction:

Amount
James Balanced: Golden Rainbow Fund	43.67%
James Small Cap Fund	68.87%
James Micro Cap Fund	N/A
James Aggressive Allocation Fund	100.00%

Pursuant to Section 852(b)(3) of the Internal Revenue Code, James Balanced: Golden Rainbow Fund designated $147,046,462, James Small Cap Fund designated $3,068,650, and James Micro Cap Fund designated $1,453,635 as long-term capital gains dividend.

The amount above for James Balanced: Golden Rainbow Fund includes $10,872,813 of earnings and profits distributed to shareholders on redemptions. The James Small Cap Fund and James Micro Cap Fund did not include redemptions to shareholders as distributions of earnings and profit against long term capital gains.

In addition, during the year ended 6/30/18, James Balanced: Golden Rainbow Fund designated $224,200,548 and James Small Cap Fund designated $12,965,174 as long-term capital gains dividend.

The amounts above for James Balanced: Golden Rainbow Fund and James Small Cap Fund, include $34,135,927 and $1,332,952, respectively, of earnings and profits distributed to shareholders on redemptions.

Annual Report | June 30, 2019	47

Shareholder Voting Results	James Advantage Funds

June 30, 2019 (Unaudited)

At a Special Meeting of the Shareholders of each Fund held on June 27, 2019 (the “Shareholder Meeting”), the shareholders as of the close of business on May 1, 2019 (the “Record Date”), of the James Small Cap Fund, James Micro Cap Fund and James Aggressive Allocation Fund approved new investment advisory agreements among the Trust, on behalf of each respective Fund, and the Adviser. The Shareholder Meeting was adjourned with respect to the James Balanced: Golden Rainbow Fund. The Shareholder Meeting was reconvened on July 18, 2019, at which point the shareholders as of the Record Date of the James Balanced: Golden Rainbow Fund voted to approve a new investment advisory agreement between the Trust, on behalf of the James Balanced: Golden Rainbow Fund and the Adviser. The proposal and shareholder voting results are detailed below.

Proposal: (For each Fund) To approve a new Investment Advisory Agreement among the Trust, on behalf of the Fund, and James Investment Research, Inc. (“JIR” or the “Adviser”) (the “Proposal”).

	Outstanding Shares as of 5/1/19	Vote For	Against	Abstain	Vote For %
James Balanced: Golden Rainbow Fund	56,370,774	25,901,202	283,109	2,284,195	90.98%
James Aggressive Allocation Fund	1,255,296	1,145,900	—	17,117	98.53%
James Micro Cap Fund	1,632,178	1,430,641	—	—	100.00%
James Small Cap Fund	1,731,330	881,199	3,291	5,950	98.96%

48	www.jamesfunds.com

James Advantage Funds	Disclosure Regarding Approval of Fund Advisory Agreements

June 30, 2019 (Unaudited)

Annual Review

The Board, including a majority of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), approved the Prior Agreements with the Adviser for the Funds at a meeting on February 20, 2019.

In renewing and approving the Prior Agreements, the Board, including the Independent Trustees, considered the following factors:

Nature, Extent and Quality of Services

The Board received and considered information regarding the nature, extent and quality of services to be provided to the Funds under the Prior Agreements. The Board reviewed certain background materials supplied by the Adviser, including its organizational structure and Form ADV.

The Board reviewed and considered information regarding the Adviser’s investment advisory personnel, its history as an asset manager and its performance, and the amount of assets currently under management by Adviser and its affiliated investment adviser. The Board also took into account the research and decision-making processes used by the Adviser, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of each Fund. The Board noted that the Adviser continues to primarily rely on in-house research when making its investment decisions for each Fund.

The Board considered the background and experience of the Adviser’s management in connection with the Funds, including reviewing the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Funds, and discussing the recent changes to the Fund officers in light of Mr. Thomas Mangan’s retirement and the new roles for Ms. Amy Broerman and Mr. Brian Shepardson.

The Board also reviewed, among other things, the Adviser’s compliance policies generally, including its insider trading policies and procedures and its Code of Ethics.

The Board discussed each Fund’s strategy for investing in other investment companies, such as closed-end mutual funds and exchange-traded funds, to gain exposure to particular investment products, indexes, or foreign market sectors or indices.

Based on the information provided, the Board determined that the nature, extent and quality of services rendered by the Adviser to each Fund under the applicable Management Agreement was adequate and appropriate in light of the needs of such Fund. Based on the information provided, the Board also determined that the fees to be paid to the Adviser are based on services provided that are in addition to, rather than duplicative of, the services provided under the advisory agreements of other investment companies owned by the Funds.

Cost of Services Provided

The Board also reviewed the current management fees and net annual operating expense ratios of each Fund, comparing them with the management fees of a peer group of funds with the same, or very similar, investment objectives and strategies. According to the Adviser, each peer group had been selected based on the investment style and strategies employed by the Funds, as well as by asset size, and was in large part, consistent with the peer group that had been used in prior periods and in other similar reports provided to the Trustees from time to time.

The Board noted that all of the Funds, except the James Balanced: Golden Rainbow Fund, have a universal fee structure. Under the universal fee structure, the Adviser generally pays the expenses of the Fund. The Board noted that for the universal fee Funds, it would not be unreasonable for the Adviser to be compensated with a higher management fee relative to the peer group members that do not employ this universal fee structure, and that comparing the universal fee against the net annual operating expense ratios of comparable funds was of analytical value. The Board also reviewed calculations prepared by the Adviser to derive a “net adjusted management fee” for each of the universal fee Funds equal to the universal fee after deduction of all direct non-distribution expenses of the Fund paid by the Adviser. The Board reviewed the comparison of the net adjusted management fee for each Fund relative to the average management fee for its peer group. The Board also reviewed the net annual operating expense ratio for each Fund relative to its peer group, and noted that the James Balanced: Golden Rainbow Fund’s net expense ratio does not reflect an expense waiver.

The Board further noted that some of the funds in the peer groups were one class of a fund that had many classes or were one fund of a much larger fund complex and, thus, could benefit from economies of scale provided by the other classes of such fund or complex. The Board also noted the additional difficulty of comparing the net expense ratios of long-short funds because of their widely differing expense levels for interest expenses, securities sold short, and other similar line items unique to that class of funds.

Annual Report | June 30, 2019	49

Disclosure Regarding Approval of Fund Advisory Agreements	James Advantage Funds

June 30, 2019 (Unaudited)

Based on the information provided, the Board determined that the actual management fee for the James Balanced: Golden Rainbow Fund: Retail Class and the James Balanced: Golden Rainbow Fund: Institutional Class were slightly above their respective peer group averages; and the net adjusted management fee for the James Small Cap Fund and James Micro Cap Fund were above the Funds’ respective peer group averages and the James Aggressive Allocation Fund’s net adjusted management fee was significantly below its peer group average.

Based on the information provided, the Board also determined that the net expense ratios for the James Balanced: Golden Rainbow Fund: Institutional Class was slightly lower than its peer group median expense ratio, and the James Aggressive Allocation Fund was lower than its respective peer group median expense ratios. In contrast, the Board determined that the net expense ratios for the James Balanced: Golden Rainbow Fund: Retail Class, James Small Cap Fund, and James Micro Cap Fund were generally higher than their respective peer group median expense ratios. The Board concluded that these differences were reasonable in light of the services provided by the Adviser and the contractual and actual management fees paid by the James Balanced: Golden Rainbow Fund and the net adjusted management fees paid by each other Fund.

Performance

The Board reviewed the performance data for each Fund provided by the Adviser, including (to the extent available), one-year, three-year, five-year and ten-year (or since inception, as applicable) average annual total returns as of December 31, 2018. The Board also reviewed comparisons of each Fund’s performance against peer group performance, Morningstar group performance, and respective benchmarks.

The Board noted that, except for the James Micro Cap Fund, each Fund underperformed its respective peer group average for the one- three- five- and ten-year periods, as applicable. The James Micro Cap Fund had outperformed its peer group average during the one- and five- year periods but underperformed its peer group during the three-year period. The Board discussed at length each Fund’s performance within the one- three- five- and ten- year periods, as applicable. The Board noted the Adviser’s statements regarding the cause of the Funds’ underperformance during each period and considered the Adviser’s discussions regarding potential options in accordance with the Funds’ objectives and strategies to improve the performance of the Funds.

Based on the information provided, the Board determined that, with the exception of the James Micro Cap Fund, each Fund underperformed its respective peer groups over many of the periods considered for each Fund, and that the recent performance during the one-year period had a significantly negative impact on the Funds’ otherwise more favorable long-term performance. The Board also considered the Adviser’s statements with respect to the reasons for the recent one-year period performance and the Adviser’s strategies to improve the performance of each Fund.

Comparable Accounts

The Board reviewed comparisons of the fees charged by the Adviser to each Fund against fees charged to certain private account and other registered investment company clients of the Adviser using similar strategies, if any.

Based on the information provided, the Board determined that, bearing in mind the limitations of comparing different types of clients and the different levels of service typically associated with such client accounts, the fee structures applicable to the Adviser’s other clients were not indicative of any unreasonableness with respect to the advisory fees payable by each Fund.

Adviser Profitability

The Board reviewed a profitability analysis provided by the Adviser with respect to each Fund for the twelve months ended September 30, 2018, reflecting revenues net of certain fees and expenses under each Management Agreement, and incorporating the Adviser’s assumptions and estimates of, among other items, direct expenses applied to each Fund. The Board also considered certain industry-related materials regarding the analysis of fund profitability and took note of other long-term industry and cyclical trends regarding profitability generally.

The Board discussed the assumptions and estimates included in the fund profitability analysis and received additional information from the Adviser about these assumptions and estimates. The Board considered the Adviser’s statements regarding the profitability of the Adviser with respect to certain Funds when exclusively third-party shareholders of such Fund are taken into account.

Based on the information provided, the Board determined that the overall profitability of each Fund to the Adviser, before taking into account distribution expenses incurred by the Adviser, was not unreasonable.

50	www.jamesfunds.com

James Advantage Funds	Disclosure Regarding Approval of Fund Advisory Agreements

June 30, 2019 (Unaudited)

Economies of Scale

The Board considered whether economies of scale in the provision of services to the Funds would be shared with, and passed along to, the Fund shareholders under the Prior Agreements. The Board noted that each Management Agreement included breakpoints in the management fee for each Fund, and that several of the breakpoints for the James Balanced: Golden Rainbow Fund were currently in effect. The Board noted that due to a reduction in Fund assets and the Fund having a breakpoint schedule in its Management Agreement, the Fund has a higher weighted average management fee.

Based on the information provided, the Board determined there were mechanisms in place for each Fund to cause the benefits of economies of scale to be shared with, and passed along to, the Fund shareholders.

Other Benefits to the Adviser

The Board reviewed and considered material other incidental benefits derived or to be derived by the Adviser from its relationship with the Funds. The Board noted that the Adviser does not have any soft dollar arrangements. The Board also noted that the Adviser benefits from its association with the Funds, and that the Adviser benefits from favorable press, name recognition, and other intangible effects generated by the Funds.

Based on the information provided, the Board determined there were no material other benefits accruing to the Adviser in connection with its relationship with the Funds.

The Board indicated that the information presented and the discussion of the information were adequate for making a determination regarding the renewal of the Prior Agreements. During the review process, the Board noted certain instances where clarification or follow-up was appropriate and others where the Board determined that further clarification or follow-up was not necessary. In those instances where clarification or follow-up was requested, the Board determined that in each case either information responsive to its requests had been provided, or where any request was outstanding in whole or in part, given the totality of the information provided with respect to the Prior Agreements, the Board had received sufficient information to renew and approve the applicable Agreement.

After further discussion, and based upon all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Board unanimously determined that the continuation of each Management Agreement for an additional year was in the best interests of the applicable Fund and its shareholders.

*****

Initial Change of Control-Interim Agreements

In connection with the Initial Change of Control Event, the Prior Agreements were automatically terminated. On March 25, 2019, the Board of Trustees requested and received materials from the Adviser and held an in-person meeting to consider and approve the Interim Agreements.

In approving each Interim Agreement, the Trustees, including the Independent Trustees, considered that the compensation to be received under each Interim Agreement is the same as the compensation being received under that Fund’s Prior Agreement.

The Board unanimously determined that entering into each Interim Agreement was in the best interests of the applicable Fund and its shareholders.

*****

Subsequent Change of Control-Amended and Restated Interim Agreements

On April 1, 2019, in anticipation of the Subsequent Change of Control Event, the Trustees met in person to discuss, among other things, the approval of amended & restated interim investment advisory agreement between the Trust on behalf of each Fund, and the Adviser (the “Amended & Restated Interim Agreement”), in accordance with Section 15(c) of the 1940 Act.

In approving each Amended & Restated Interim Agreement, the Trustees, including the Independent Trustees, considered the following factors with respect to the Funds:

Compensation: The compensation to be received under each Funds’ Amended & Restated Interim Agreement is the same compensation as is being received under that Fund’s Prior Agreement;

Annual Report | June 30, 2019	51

Disclosure Regarding Approval of Fund Advisory Agreements	James Advantage Funds

June 30, 2019 (Unaudited)

Scope and Quality of the Services: The scope and quality of services under each Funds’ Amended & Restated Interim Agreement are the same as those under that Fund’s Prior Agreement.

After further discussion, and based upon all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Board unanimously determined that entering into each Amended & Restated Interim Agreement was in the best interests of the applicable Fund and its shareholders.

*****

New Agreements

On March 25, 2019 the Board of Trustees met to evaluate, among other things, the Initial and Subsequent Changes of Control (the “Changes of Control”), the Adviser, and to determine whether approving the New Agreements was in the best interests of each Fund’s shareholders. At this meeting and throughout the consideration process, the Board, including a majority of the Independent Trustees, was advised by counsel.

In their consideration of each of the New Agreements, the Board and its counsel reviewed materials originally furnished in connection with the Board’s meeting held February 20, 2019 related to the annual review of each Fund’s Prior Agreement, as well as updated information provided by JIR; communicated with senior representatives of JIR regarding its personnel, operations and financial condition. The Board also discussed the Changes of Control, as well as the New Agreements, and considered their possible effects on each Fund and its shareholders.

During these meetings, the representatives of JIR indicated their belief that the Changes of Control would not adversely affect (i) the continued operation of any Fund; or (ii) the capability of JIR to continue to provide the same level of advisory services to any Fund. Those representatives indicated that they believed that the Changes of Control may provide certain benefits to a Fund, but also indicated that there could be no assurance as to any particular benefits that may result.

In connection with the Board’s recommendation that shareholders approve the New Agreement with respect to a Fund, the Trustees considered, among others, the following factors, but without identifying any single factor as all-important or controlling:

(i)	the assurances from JIR that the way each Fund’s assets are managed will not change in any material manner, that the personnel who currently manage each Fund’s assets will continue to do so after each of the Changes of Control, and that there is not expected to be any diminution in the nature, quality and extent of services provided to any Fund;

(ii)	the fact that the material terms of each New Agreement, including the fees payable by each Fund, are substantively identical to the material terms of the respective Prior Agreements;

(iii)	the history, reputation, qualifications and background of JIR and their key personnel;

(iv)	the fact that Fund shareholders will not bear any costs relating to the Changes of Control, insofar as JIR and its affiliates thereof have agreed to pay such expenses, including proxy solicitation expenses;

(v)	information provided by representatives of JIR regarding the anticipated impact of the Changes of Control; and

(vi)	other factors described in greater detail below.

Board Consideration of the New Agreements

The 1940 Act requires that the Board of Trustees of each Fund review each Fund’s advisory contract and consider whether to approve, and to recommend that the shareholders approve, that contract.

In anticipation of the Board’s meeting on March 25, 2019 and as part of the process to consider each New Agreement, legal counsel to the Independent Trustees requested certain information from JIR. In response to these requests, the Independent Trustees received reports from JIR that addressed specific factors to be considered by the Board. The Board also received from counsel a memorandum regarding the Board’s responsibilities pertaining to the approval of advisory contracts.

At the March 25, 2019 meeting, the Trustees met in person and discussed with representatives from JIR the general plans and intentions regarding each Fund. The Board also inquired about the plans for, and anticipated roles and responsibilities of, the employees and officers of JIR in connection with the Changes of Control, including the anticipated senior management structure. The Independent Trustees met to consider JIR’s recommendations as to the approval of the New Agreements. Based on its evaluation, the Board unanimously concluded that the terms of each New Agreement were reasonable and fair and that its approval was in the best interests of each Fund and its shareholders.

52	www.jamesfunds.com

James Advantage Funds	Disclosure Regarding Approval of Fund Advisory Agreements

June 30, 2019 (Unaudited)

In voting to approve the New Agreements, the Board did not identify any single factor as all-important or controlling. The following summary does not identify all the matters considered by the Board but provides a summary of the principal matters the Board considered.

Nature, Extent, and Quality of Services

The Board received and considered information regarding the nature, extent and quality of services to be provided to the Funds under the Management Agreements. The Board reviewed certain background materials supplied by the Adviser, including its organizational structure and Form ADV.

The Board reviewed and considered information regarding the Adviser’s investment advisory personnel, its history as an asset manager and its performance, and the amount of assets currently under management by Adviser and its affiliated investment adviser. The Board also took into account the research and decision-making processes used by the Adviser, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of each Fund. The Board noted that the Adviser continues to primarily rely on in-house research when making its investment decisions for each Fund.

The Board considered the background and experience of the Adviser’s management in connection with the Funds, including reviewing the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Funds, and discussing the recent changes to the Fund officers in light of Mr. Mangan’s (the former Senior Vice President of the Adviser and former Vice President, Secretary and Chief Financial Officer of the Trust) retirement and the new roles for Ms. Broerman (the current Chief Financial Officer and Treasurer of the Trust) and Mr. Shepardson (the current Secretary of the Trust).

The Board also reviewed, among other things, the Adviser’s compliance policies generally, including its insider trading policies and procedures and its Code of Ethics.

The Board discussed each Fund’s strategy for investing in other investment companies, such as closed-end mutual funds and exchange-traded funds, to gain exposure to particular investment products, indexes, or foreign market sectors or indices.

Based on the information provided, the Board determined that the nature, extent and quality of services to be provided by the Adviser to each Fund under the applicable New Agreement was adequate and appropriate in light of the needs of such Fund. Based on the information provided, the Board also determined that the fees to be paid to the Adviser are based on services provided that are in addition to, rather than duplicative of, the services provided under the advisory agreements of other investment companies owned by the Funds.

Cost of Services Provided

The Board also reviewed the current management fees and net annual operating expense ratios of each Fund, comparing them with the management fees of a peer group of funds with the same, or very similar, investment objectives and strategies. According to the Adviser, each peer group had been selected based on the investment style and strategies employed by the Funds, as well as by asset size, and was in large part, consistent with the peer group that had been used in prior periods and in other similar reports provided to the Trustees from time to time.

The Board noted that all of the Funds, except the James Balanced: Golden Rainbow Fund, have a universal fee structure. Under the universal fee structure, the Adviser generally pays the expenses of the Fund. The Board noted that for the universal fee Funds, it would not be unreasonable for the Adviser to be compensated with a higher management fee relative to the peer group members that do not employ this universal fee structure, and that comparing the universal fee against the net annual operating expense ratios of comparable funds was of analytical value. The Board also reviewed calculations prepared by the Adviser to derive a “net adjusted management fee” for each of the universal fee Funds equal to the universal fee after deduction of all direct non-distribution expenses of the Fund paid by the Adviser. The Board reviewed the comparison of the net adjusted management fee for each Fund relative to the average management fee for its peer group. The Board also reviewed the net annual operating expense ratio for each Fund relative to its peer group, and noted that the James Balanced: Golden Rainbow Fund’s net expense ratio does not reflect an expense waiver.

The Board further noted that some of the funds in the peer groups were one class of a fund that had many classes or were one fund of a much larger fund complex and, thus, could benefit from economies of scale provided by the other classes of such fund or complex. The Board also noted the additional difficulty of comparing the net expense ratios of long-short funds because of their widely differing expense levels for interest expenses, securities sold short, and other similar line items unique to that class of funds.

Based on the information provided, the Board determined that the actual management fee for the James Balanced: Golden Rainbow Fund: Retail Class and the James Balanced: Golden Rainbow Fund: Institutional Class were slightly above their respective peer group averages; and the net adjusted management fee for the James Small Cap Fund and James Micro Cap Fund were above the Funds’ respective peer group averages, while the net adjusted management fee for the James Aggressive Allocation Fund was significantly below its peer group average.

Annual Report | June 30, 2019	53

Disclosure Regarding Approval of Fund Advisory Agreements	James Advantage Funds

June 30, 2019 (Unaudited)

Based on the information provided, the Board also determined that the net expense ratios for the James Balanced: Golden Rainbow Fund: Institutional Class was slightly lower than its peer group median expense ratio, and the James Aggressive Allocation Fund was lower than its peer group median expense ratio. In contrast, the Board determined that the net expense ratios for the James Balanced: Golden Rainbow Fund: Retail Class, James Small Cap Fund, and James Micro Cap Fund were generally higher than their respective peer group median expense ratios. The Board concluded that these differences were reasonable in light of the services provided by the Adviser and the contractual and actual management fees paid by the James Balanced: Golden Rainbow Fund and the net adjusted management fees paid by each other Fund.

Performance

The Board reviewed the performance data for each Fund provided by the Adviser, including (to the extent available), one-year, three-year, five-year and ten-year (or since inception, as applicable) average annual total returns as of December 31, 2018. The Board also reviewed comparisons of each Fund’s performance against peer group performance, Morningstar group performance, and respective benchmarks.

The Board noted that, except for the James Micro Cap Fund, each Fund underperformed its respective peer group average for the one- three- five- and ten-year periods, as applicable. The James Micro Cap Fund had outperformed its peer group average during the one- and five- year periods but underperformed its peer group during the three-year period. The Board discussed at length each Fund’s performance within the one- three- five- and ten- year periods, as applicable. The Board noted the Adviser’s statements regarding the cause of the Funds’ underperformance during each period and considered the Adviser’s discussions regarding potential options in accordance with the Funds’ objectives and strategies to improve the performance of the Funds.

Based on the information provided, the Board determined that, with the exception of the James Micro Cap Fund, each Fund underperformed its respective peer groups over many of the periods considered for each Fund, and that the recent performance during the one-year period had a significantly negative impact on the Funds’ otherwise more favorable long-term performance. The Board also considered the Adviser’s statements with respect to the reasons for the recent one-year period performance and the Adviser’s strategies to improve the performance of each Fund.

Comparable Accounts

The Board reviewed comparisons of the fees charged by the Adviser to each Fund against fees charged to certain private account and other registered investment company clients of the Adviser using similar strategies, if any.

Based on the information provided, the Board determined that, bearing in mind the limitations of comparing different types of clients and the different levels of service typically associated with such client accounts, the fee structures applicable to the Adviser’s other clients were not indicative of any unreasonableness with respect to the advisory fees payable by each Fund.

Profitability

The Board reviewed a profitability analysis provided by the Adviser with respect to each Fund for the twelve months ended September 30, 2018, reflecting revenues net of certain fees and expenses under each New Agreement, and incorporating the Adviser’s assumptions and estimates of, among other items, direct expenses applied to each Fund. The Board also considered certain industry-related materials regarding the analysis of fund profitability and took note of other long-term industry and cyclical trends regarding profitability generally.

The Board discussed the assumptions and estimates included in the fund profitability analysis and received additional information from the Adviser about these assumptions and estimates. The Board considered the Adviser’s statements regarding the profitability of the Adviser with respect to certain Funds when exclusively third-party shareholders of such Fund are taken into account.

Based on the information provided, the Board determined that the overall profitability of each Fund to the Adviser, before taking into account distribution expenses incurred by the Adviser, was not unreasonable.

Economies of Scale

The Board considered whether economies of scale in the provision of services to the Funds would be shared with, and passed along to, the Fund shareholders under the Management Agreements. The Board noted that each New Agreement included breakpoints in the management fee for each Fund, and that several of the breakpoints for the James Balanced: Golden Rainbow Fund were currently in effect. The Board noted that due to a reduction in Fund assets and the Fund having a breakpoint schedule in its Management Agreement, the Fund has a higher weighted average management fee than in prior years.

54	www.jamesfunds.com

James Advantage Funds	Disclosure Regarding Approval of Fund Advisory Agreements

June 30, 2019 (Unaudited)

Based on the information provided, the Board determined there were mechanisms in place for each Fund to cause the benefits of economies of scale to be shared with, and passed along to, the Fund shareholders.

Other Benefits to the Adviser

The Board reviewed and considered material other incidental benefits derived or to be derived by the Adviser from its relationship with the Funds. The Board noted that the Adviser does not have any soft dollar arrangements. The Board also noted that the Adviser benefits from its association with the Funds, and that the Adviser benefits from favorable press, name recognition, and other intangible effects generated by the Funds.

Based on the information provided, the Board determined there were no material other benefits accruing to the Adviser in connection with its relationship with the Funds.

The Board indicated that the information presented and the discussion of the information were adequate for making a determination regarding the approval of the Management Agreements. During the review process, the Board noted certain instances where clarification or follow-up was appropriate and others where the Board determined that further clarification or follow-up was not necessary. In those instances where clarification or follow-up was requested, the Board determined that in each case either information responsive to its requests had been provided, or where any request was outstanding in whole or in part, given the totality of the information provided with respect to the Management Agreements, the Board had received sufficient information to renew and approve the applicable Agreement.

After further discussion, and based upon all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Board unanimously voted to approve the New Agreements, and to recommend to the shareholders of each Fund that they approve the New Agreements.

Annual Report | June 30, 2019	55

Trustees & Officers	James Advantage Funds

June 30, 2019 (Unaudited)

The Board of Trustees has overall responsibility for management of the Trust under the laws of Ohio governing the responsibilities of trustees of business trusts. Following are the Trustees and executive officers of the Trust, their present occupation with the Trust or Funds, age and principal occupation during the past 5 years for the fiscal year ended June 30, 2019.

Additional information regarding the Fund’s Trustees is included in the Statement of Additional Information, which can be obtained without charge by calling 1-800-995-2637.

INTERESTED TRUSTEES
Name/Address*/Age	Position(s) With Fund/Time Served/ During Past 5 years[1]	Principal Occupation by Trustee	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee Outside During the Past Five Years
Barry R. James[2], CFA James Investment Research, Inc. 1349 Fairground Road Xenia, OH 45385 Year of Birth: 1956	President & Trustee since 1997	President and CEO, James Investment Research (2005 - present); CEO and Director, James Capital Alliance (1992 - present)	4	Director, Heart to Honduras (2006 – present); Director, FAIR Foundation (2010 - present)

INDEPENDENT TRUSTEES
Name/Address*/Age	Position(s) With Funds/Time Served/ During Past 5 years[1]	Principal Occupation(s) by Trustee	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee Outside During the Past Five Years
Anthony P. D’Angelo Year of Birth: 1930	Trustee since 1997	Retired, Professor Emeritus, Graduate School of Logistics and Acquisitions Management, Air Force Institute of Technology, Wright-Patterson AFB, Ohio (Retired since 1999)	4	None
Leslie L. Brandon Year of Birth: 1942	Trustee since 2003	Retired Partner, Ernst & Young LLP, Columbus, Ohio (1966 - 2000)	4	None
Ronald D. Brown Year of Birth: 1953	Trustee since 2014	Interim Chief Executive Officer, LSI Industries, Inc. (2018); Vice Chairman, The Armor Group (2017-2018); Chief Operating Officer, The Armor Group (2013-2017); Chief Financial Officer, Makino Inc. (2010 - 2013); Managing Director, Taft Business Consulting LLC. (2009 - 2013)	4	Director, LSI Industries, Inc. (2018 – present); Director, of AO Smith Corporation (2001 - present); Board Trustee of University of Cincinnati (2013 - present); Director, Zep, Inc. (2010 – 2015) Director of Makino Inc. (2010 - 2013)
Robert F. Chelle Year of Birth: 1948	Trustee since 2014	Retired Founding Director of the L. William Crotty Center for Entrepreneurial Leadership at the University of Dayton (1999 – 2015); President/CEO, High Voltage Maintenance Corp, Dayton, OH (1974-1999)	4	Director of DRT Mfg. Co.(2007 – present), School Outfitters (2010 – present), Harlamert- HRG Food Brokerage, Prime Controls (2008 – present), The Siebenthaler Company (1986 – present)
Richard C. Russell Year of Birth: 1946	Trustee since 2003	Consultant, Danis Companies (construction and real estate development firm), (2002 - present); Retired CEO & CFO, Danis Companies (1983-2002)	4	Director, Excellence in Motivation (1996 - present); Director, DRT Manufacturing, Co. (1999 - present); Director, Catholic Community Foundation for the Archdiocese of Cincinnati, Inc. (2015 – present); Director, Catholic Education Foundation for the Archdiocese of Cincinnati, Inc. (2015 – present)

*	All Trustees may be contacted at c/o The James Advantage Funds, Attn: Secretary, 1349 Fairground Road, Xenia, OH 45385

[1]	Each Trustee is elected to serve in accordance with the Declaration of Trust and Bylaws of the Trust until his or her successor is duly elected and qualified.

[2]	Mr. James is an “interested person” of the Trust as defined in the 1940 Act because of his relationship to James Investment Research, Inc., which serves as the investment adviser to the Trust.

56	www.jamesfunds.com

James Advantage Funds	Trustees & Officers

June 30, 2019 (Unaudited)

OFFICERS
Name/Address/Age	Positions Held With Fund/Date Service Began	Principal Occupation by Officer
Lesley Ott James Investment Research, Inc. 1349 Fairground Road Xenia, OH 45385 Year of Birth: 1983	Chief Compliance Officer since 2012	Chief Compliance Officer, James Investment Research, Inc. and James Capital Alliance, Inc. (since 2012), Deputy Operating Officer, James Investment Research, Inc. (since 2017), Deputy Chief Compliance Officer, James Investment Research, Inc. and James Capital Alliance, Inc. (2010-2011)
Richard Brian Culpepper James Investment Research, Inc. 1349 Fairground Road Xenia, OH 45385 Year of Birth: 1972	Assistant Secretary since 2011	Senior Vice President, James Investment Research, Inc. (since 2018), Vice President, James Investment Research, Inc. (2014-2018), First Vice President of James Investment Research, Inc. (2009-2014)
Amy Broerman James Investment Research, Inc. 1349 Fairground Road Xenia, OH 45385 Year of Birth: 1972	Chief Financial Officer since 2018 Treasurer since 2012	Assistant Vice President of Operations, James Investment Research, Inc. (since 2008), Assistant Treasurer of James Advantage Funds (2002-2012)
Jennell Panella c/o ALPS Fund Services, Inc. 1290 Broadway, Ste. 1100 Denver, CO 80203 Year of Birth: 1974	Assistant Treasurer since 2013	Fund Controller of ALPS Fund Services, Inc. (since June 2012), Financial Reporting Manager, Parker Global Strategies, LLC (2009-2012)
Brian P. Shepardson James Investment Research, Inc. 1349 Fairground Road Xenia, OH 45385 Year of Birth: 1973	Secretary since 2018 Assistant Treasurer since 2015	First Vice President, James Investment Research, Inc. (since 2014), Assistant Vice President of James Investment Research, Inc. (2009-2014)

Annual Report | June 30, 2019	57

Privacy Policy	James Advantage Funds

June 30, 2019 (Unaudited)

Facts
What does James Advantage Funds do with your personal information?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●	Social Security number and wire transfer instructions

●	account transactions and transaction history

●	investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons James Advantage Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does James Advantage Funds share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	YES	NO
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

Questions? Call 1-800-99 James

What we do:
How does James Advantage Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does James Advantage Funds collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and non-financial companies.

●     Our affiliates include financial companies, such as James Investment Research, Inc. and James Capital Alliance.

Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● James Advantage Funds does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● James Advantage Funds does not jointly market.

58	www.jamesfunds.com

Page Intentionally Left Blank

Item 2. Code of Ethics.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)	Accountability for adherence to the code.

(c)	Amendments: During the period covered by this report, there were no amendments to the provisions of the code of ethics.

(d)	Waivers: During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)	Not applicable to this report.

(f)	The registrant’s Code of Ethics for Principal Executives and Senior Financial Officers is attached as an Exhibit herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that Leslie L. Brandon is an audit committee financial expert.  Mr. Brandon is "independent," pursuant to general instructions on Form N-CSR, Item 3.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees.

June 30, 2019	June 30, 2018
$90,000	$110,000

Such audit fees represent the aggregate fees billed for the fiscal years ended June 30, 2019 and June 30, 2018 for professional services rendered by Deloitte & Touche LLP for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

(b)	Audit-Related Fees.

	Registrant	Adviser
June 30, 2019	$0	$0
June 30, 2018	$0	$0

Neither the registrant nor the adviser was billed any fees by Deloitte & Touche LLP for the fiscal years ended June 30, 2019 and June 30, 2018 for assurance and related services that were reasonably related to the performance of the audit of the registrant’s financial statement and not otherwise included under “Audit Fees” above.

(c)	Tax Fees.

	Registrant	Adviser
June 30, 2019	$16,710	$0
June 30, 2018	$15,760	$0

“Tax fees” shown in the table above were for professional services rendered by Deloitte & Touche LLP for tax compliance, tax advice, and tax planning. The natures of the services comprising the fees disclosed under this category involve the preparation of excise filings and income tax returns for the registrant.

(d)	All Other Fees.

	Registrant	Adviser
June 30, 2019	$0	$0
June 30, 2018	$0	$0

The registrant was not billed any fees by Deloitte & Touche LLP for products and services provided by Deloitte & Touche LLP, other than the services reported above in items (a) - (c), for the fiscal years ended June 30, 2019 and June 30, 2018.

(e)	Pre-Approval Policies and Procedures.

(1)	Pursuant to the registrant’s audit committee charter (the “Charter”), the audit committee is directly responsible for the appointment, termination, compensation, and oversight of the work of any registered public accounting firm employed by the registrant. In addition, the Charter provides that the audit committee is responsible for reviewing and approving in advance any and all proposals under which the independent auditor would provide “permissible non-audit services” (as defined in the Charter) to the registrant or to the investment adviser to the registrant (not including any sub-adviser whose role is primarily portfolio management and that is sub-contracted or overseen by the investment adviser to the registrant) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if those permissible non-audit services relate directly to the operations and financial reporting of the registrant. In determining whether to pre-approve non-audit services, the audit committee considers whether such services are consistent with the independent auditor’s independence.

(2)	100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the audit committee, and no such services were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable to the registrant.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant is as follows:

	Registrant	Adviser
June 30, 2019	$6,866	$0
June 30, 2018	$10,748	$0

(h)	The registrant’s audit committee of the board of trustees has considered that the provision of non-audit services that were rendered to an entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant for the fiscal years ended June 30, 2019 and June 30, 2018, as identified above, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, are compatible with maintaining Deloitte & Touche LLP’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Investments.

(a)	The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable to the registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliates Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	Based on an evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended), the registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)	The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Registrant’s Code of Ethics for Principal Executives and Senior Financial Officers is filed herewith as Exhibit 13(a)(1).

(a)(2)	Certifications required by Item 13(a)(2) of Form N-CSR are filed herewith as Exhibit 99.CERT.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications required by Item 13(b) of Form N-CSR are filed herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The James Advantage Funds

By	/s/ Barry R. James
Barry R. James
President & CEO

Date:  September 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Barry R. James
Barry R. James
President & CEO

Date:  September 5, 2019

By	/s/ Amy K. Broerman
Amy K. Broerman
Chief Financial Officer

Date:  September 5, 2019